Filed Pursuant to Rule 433
                                                     Registration No. 333-118843


                        [Banc of America Securities Logo]

--------------------------------------------------------------------------------

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-2

Banc of America Alternative Loan Trust 2006-2
Issuing Entity

Banc of America Mortgage Securities, Inc.
Depositor

Bank of America, National Association
Sponsor and Servicer

[Bank of America Logo]

February 10, 2006


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Transaction:                        Banc of America Alternative Loan Trust
                                    2006-2
                                    Mortgage Pass-Through Certificates, Series
                                    2006-2

Issuing Entity:                     Banc of America Alternative Loan Trust
                                    2006-2

Depositor:                          Banc of America Mortgage Securities, Inc.

Underwriter:                        Banc of America Securities LLC

Sponsor and Servicer:               Bank of America, National Association

Trustee:                            Wells Fargo Bank, N.A.

Rating Agencies:                    Two of Standard & Poor's, Moody's and/or
                                    Fitch Ratings will rate the offered Senior
                                    Certificates. At least one of the above
                                    Rating Agencies will rate the offered
                                    Subordinate Certificates.

Senior Certificates:                The Senior Certificates will consist of
                                    three or more classes of certificates, one of which will be the residual certificate and at least one of which will be ratio strip certificates. One or more classes of certificates may be comprised of two or more components. The components of a class are not severable. The Senior Certificates (or in the case of a class of Senior
                                    Certificates comprised of components, the components) may be divided into two or more groups in which case each group will have a corresponding group of Subordinate
                                    Certificates which may or may not be shared with one or more other groups of Senior
                                    Certificates.

Subordinate Certificates:           If the Senior Certificates are divided into
                                    multiple groups, the Subordinate
                                    Certificates may or may not consist of
                                    multiple groups. If there is only one group of Subordinate Certificates, the Subordinate
                                    Certificates will support all of the Senior
                                    Certificates. If there are multiple groups of Subordinate Certificates, each group will support one or more groups of Senior
                                    Certificates. Each class of Subordinate
                                    Certificates is also subordinated to each class of Subordinate Certificates within its group, if any, with a lower number.

Offered Certificates:               Senior Certificates and Subordinate
                                    Certificates rated BBB- or Baa3 or better

Expected Closing Date:              February 27, 2006

Expected Investor Closing Date:     February 28, 2006

Distribution Date:                  25th of each month, or the next succeeding
                                    business day (First Distribution Date: March
                                    27, 2006)

Cut-off Date:                       February 1, 2006.

Determination Date:                 For any Distribution Date, the 16th day of
                                    the month in which the Distribution Date occurs or, if that day is not a business day, the immediately preceding business day.


Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Record Date:                        For any Distribution Date, the close of
                                    business on the last business day of the month preceding the month of that Distribution Date.

Day Count:                          30/360

Clearing:                           DTC, Clearstream and Euroclear.

Denominations:                        Original        Minimum       Incremental
                                     Certificate   Denominations   Denominations
                                        Form

Senior Certificates (other than      Book Entry       $1,000            $1
any Principal Only Certificates,
Interest Only Certificates and
Special Retail Certificates)

Interest Only Certificates           Book Entry     $1,000,000       $1 or N/A
                                                 (notional amount)
                                                  or size of class,
                                                   if less than
                                                     $1,000,000

Special Retail Certificates          Book Entry        $1,000         $1,000

Principal Only Certificates and      Book Entry       $25,000           $1

Subordinate Certificates

SMMEA Eligibility:                  The Senior Certificates and the most senior
                                    class or classes of Subordinate Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

ERISA Eligibility:                  A fiduciary or other person acting on behalf
                                    of any employee benefit plan or arrangement, including an individual retirement account , subject to the Employee Retirement Income
                                    Security Act of 1974, as amended ("ERISA"), the Code or any federal, state or local law
                                    ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan") should carefully review with its legal advisors whether the purchase or holding of an Offered Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar
                                    Law.

                                    The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

                                    The Exemption may cover the acquisition and holding of the Offered Certificates by the Plans to which it applies provided that all conditions of the Exemption other than those within the control of the investors are met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on 5% of the initial balance of the Mortgage Pool.

                                    If there are Mortgage Loans with
                                    loan-to-value ratios in excess of 100% in the Mortgage Pool or in a loan group within the Mortgage Pool, the Exemption will not cover the acquisition and holding of the related offered Super Senior Support or Subordinate Certificates.

                                    Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of PTE 83-1 and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------


                          Preliminary Summary of Terms
                          ----------------------------

Tax Structure:                      For federal income tax purposes, the Trust
                                    will be treated as one or more "real estate mortgage investment conduits" (each, a
                                    "REMIC").

                                    o     The Offered Certificates (other than
                                          the residual certificate) and the
                                          Subordinate Certificates will
                                          constitute "regular interests" in a
                                          REMIC and will be treated as
                                          newly-originated debt instruments for
                                          most federal income tax purposes.

                                    o     Generally, for a class of component
                                          certificates, each component, rather
                                          than the class itself, will constitute
                                          a regular interest in a REMIC.

                                    o     The residual certificate will
                                          represent the sole "residual interest"
                                          in each REMIC.

                                    You must report income received on your
                                    Offered Certificates as it accrues from
                                    Distribution Date to Distribution Date, even if it is before such income is distributed in cash to you.

                                    Certain classes of Offered Certificates may be issued with "original issue discount." If your class of Offered Certificates is issued with original issue discount, you must report original issue discount income over the life of your Certificate, often well before such income is distributed in cash to you.

                                          If you hold an Offered Certificate
                                    that has the benefit of a yield maintenance agreement and is entitled to certain payments from a reserve account, you will be treated as owning two assets, a REMIC regular interest and the right to receive payments from the reserve fund and will be required to account separately for each of these assets for federal income tax purposes.

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------


                          Preliminary Summary of Terms
                          ----------------------------

Optional Termination Date:          On any Distribution Date on which the
                                    aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the initial aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off
                                    Date, the Depositor may, at its option,
                                    subject to certain conditions, purchase the Mortgage Loans, which would effect an early retirement of the Certificates.

                                    If the Mortgage Loans are divided into
                                    multiple loan groups with more than one set of Subordinate Certificates, the Depositor may, at its option, subject to certain conditions, purchase the Mortgage Loans in one or some of the loan groups, which would effect an early retirement of only the related Certificates.

The Pooling Agreement:              The Certificates will be issued pursuant to
                                    a Pooling and Servicing Agreement (the
                                    "Pooling Agreement") to be dated the Closing
                                    Date, among the Depositor, the Servicer and the Trustee.

The Mortgage Pool:                  The "Mortgage Pool" will consist of fixed
                                    rate, conventional, fully-amortizing
                                    mortgage loans (the "Mortgage Loans")
                                    secured by first liens on one- to
                                    four-family properties. All of the Mortgage
                                    Loans were originated or acquired by Bank of America, National Association, which is an affiliate of the Depositor and Banc of America Securities LLC. In addition, certain of the Mortgage Loans were originated using underwriting standards that are different from, and in certain respects, less stringent than the general underwriting standards of Bank of America, National
                                    Association. See "Underwriting Guidelines of
                                    Bank of America" below.

                                    The Mortgage Pool may be divided into
                                    multiple loan groups.

The Mortgage Loans:                 The Mortgage Loans consist of fixed rate,
                                    conventional, fully amortizing mortgage
                                    loans secured by first liens on one- to
                                    four-family residential properties.
                                    Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time. If indicated in the Collateral Summary at the end of this Free Writing Prospectus, certain of the Mortgage Loans may be subject to prepayment premiums. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. See the Collateral Summary at the end of this Free Writing Prospectus for more information about the Mortgage Loans.

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Yield Maintenance Agreements:       The Trustee on behalf of the Trust may enter
                                    into one or more yield maintenance
                                    agreements (each, a "Yield Maintenance
                                    Agreement") with one or more counterparties
                                    (each, a "Counterparty"). With respect to each Yield Maintenance Agreement for any Distribution Date (other than the initial
                                    Distribution Date) if LIBOR, as calculated for the Interest Accrual Period related to such Distribution Date, exceeds a designated strike percentage, the Counterparty will be obligated to pay to the Trustee, for deposit into the related Reserve Fund, an amount equal to the product of (a) the amount by which (i) the lesser of LIBOR and a designated maximum percentage exceeds (ii) the designated strike percentage, (b) the related notional amount as set forth for such Distribution Date in the related Yield
                                    Maintenance Agreement and (c) one-twelfth.

                                    Pursuant to the Pooling Agreement, the
                                    Trustee will establish a separate trust
                                    account (the "Reserve Fund") for deposit of any payments that it may receive under a Yield Maintenance Agreement. Each Reserve Fund is part of the trust fund but will not be an asset of any REMIC.

Compensating Interest:              Amounts on deposit in a Reserve Fund will be
                                    used to make certain payments on a specified
                                    Class of Certificates that has the benefit of a Yield Maintenance Agreement. Pursuant to the Pooling Agreement, the aggregate
                                    Servicing Fee payable to the Servicer for any month will be reduced (but not below zero) by an amount equal to the lesser of
                                    (i) the aggregate of the Prepayment Interest
                                    Shortfalls for such Distribution Date and
                                    (ii) one-twelfth of 0.25% of the aggregate
                                    Stated Principal Balance of the Mortgage
                                    Loans as of the due date in the month
                                    preceding the month of such Distribution
                                    Date (such amount, the "Compensating
                                    Interest").

                                    If a group of Subordinate Certificates
                                    supports multiple groups of Senior
                                    Certificates, Compensating Interest will be determined on an aggregate basis with respect to all related loan groups. If a group of Subordinate Certificates supports one group of Senior Certificates, Compensating Interest will be determined for the related loan group.

 Advances:                          Subject to the certain limitations, the
                                    Servicer will be required pursuant to the Pooling Agreement to advance (any such advance, an "Advance") prior to each Distribution Date an amount equal to the aggregate of payments of principal and interest (net of the Servicing Fee) which were due on the related due date on the Mortgage Loans and which were delinquent on the related Determination Date. Advances made by the Servicer will be made from its own funds or funds available for future distribution. The obligation to make an Advance with respect to any Mortgage Loan will continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan.

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Interest Accrual:                   Interest will accrue on the Certificates
                                    during each one-month period (i) ending on the last day of the month preceding the month in which each Distribution Date occurs
                                    (each, a "Regular Interest Accrual Period") or (ii) commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which each Distribution Date occurs (each, a "LIBOR
                                    Based Interest Accrual Period" or "No Delay
                                    Interest Accrual Period" and together with a Regular Interest Accrual Period, an
                                    "Interest Accrual Period"). The initial
                                    Regular Interest Accrual Period will be
                                    deemed to have commenced on February 1, 2006 and any initial LIBOR Based Interest Accrual
                                    Period or No Delay Interest Accrual Period will be deemed to have commenced on February
                                    25, 2006.

                                    On each Distribution Date, to the extent of the applicable Pool Distribution Amount or Amounts, each class of interest-bearing Certificates will be entitled to receive interest (as to each such class, the "Interest Distribution Amount") with respect to the related Interest Accrual Period. The Interest Distribution Amount for any interest-bearing class of Certificates will be equal to the sum of (i) interest accrued during the related Interest Accrual Period at the applicable pass-through rate on the related Class Balance or notional amount and
                                    (ii) the sum of the amounts, if any, by
                                    which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed in respect of interest on such prior Distribution Dates and not subsequently distributed.

                                    The interest entitlement described in clause
                                    (i) of the Interest Distribution Amount for each class of interest-bearing Senior Certificates and each class of Subordinate Certificates will be reduced by the amount of Net Interest Shortfalls for the related Mortgage Loans for such Distribution Date.

                                    Allocations of the interest portion of
                                    Realized Losses on the Mortgage Loans in a loan group first to the related Subordinate Certificates in reverse numerical order will result from the priority of distributions first to the related Senior Certificates and then to the classes of related Subordinate Certificates in numerical order of the applicable Pool Distribution Amount as described below under "Priority of Distributions." After the date on which the aggregate Class Balance of the related Subordinate Certificates has been reduced to zero, the interest-bearing related Senior Certificates will bear the interest portion of any Realized Losses on such Mortgage Loans pro rata based on the interest entitlement described in clause (i) of the applicable Interest Distribution Amount.

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Distributions to the                On each Distribution Date, each class of
Subordinate Certificates:           Subordinate Certificates that is entitled to
                                    receive a principal distribution will
                                    receive its pro rata share (based on the Class Balances of all the Subordinate
                                    Certificates (or the Subordinate
                                    Certificates in the same group, if there is more than one group of Subordinate
                                    Certificates) that are entitled to receive a principal distribution) of the Subordinate
                                    Principal Distribution Amount(s), to the extent that the remaining Pool Distribution
                                    Amount(s) are sufficient therefor. With
                                    respect to each class of Subordinate
                                    Certificates, if on any Distribution Date the Fractional Interest is less than the Fractional Interest for that class on the Closing Date, no classes of Subordinate
                                    Certificates in the same group, if there is more than one group of Subordinate
                                    Certificates, junior to such class will be entitled to receive a principal distribution.

                                    Distributions of principal on the
                                    Subordinate Certificates that are entitled to receive a principal distribution on a Distribution Date will be made sequentially to each class of Subordinate Certificates in the order of their numerical class designations until each such class has received its respective pro rata share for the Distribution Date. However, the Class PO Deferred Amounts will be paid to the ratio strip components or certificates from amounts otherwise payable as principal to the related Subordinate Certificates, beginning with the amounts otherwise distributable as principal to the class of related Subordinate Certificates with the highest numerical designation.

Shifting Interest Structure:        Additional credit enhancement is provided by
                                    the allocation of the applicable Non-PO
                                    Percentages of principal prepayments on the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage Pool to the related Senior Certificates for the first five years and the disproportionately greater allocation of prepayments to such Senior Certificates over the following four years. The disproportionate allocation of the applicable Non-PO Percentages of prepayments on the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage Pool will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Senior
                                    Certificates should be maintained and may be increased during the first nine years.

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Allocation of Losses:               On each Distribution Date, the applicable PO
                                    Percentage of any Realized Loss on a
                                    Discount Mortgage Loan will be allocated to the ratio strip certificate or ratio strip component of the related group until its Class Balance or principal balance is reduced to zero. Such allocation will be effected on each Distribution Date by reducing the Class Balance of the ratio strip certificate or principal balance of the ratio strip component of the related group if and to the extent that such balance
                                    (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool
                                    Amount (PO Portion) for such Distribution
                                    Date. The amount of any such Realized Loss allocated to a ratio strip certificate or ratio strip component of the related group will be treated as a "Class PO Deferred
                                    Amount." To the extent funds are available on such Distribution Date or on any future
                                    Distribution Date from amounts that would otherwise be allocable to the related
                                    Subordinate Principal Distribution Amount or
                                    Amounts, the Class PO Deferred Amounts for the ratio strip certificate or ratio strip component of the related group will be paid on such ratio strip certificate or ratio strip component of the related group prior to distributions of principal on the related
                                    Subordinate Certificates. Payments of the
                                    Class PO Deferred Amounts will be made from the principal payable to the related
                                    Subordinate Certificates beginning with the principal payable to the class of Subordinate Certificates with the highest numerical class designation. Any distribution in respect of unpaid Class PO
                                    Deferred Amounts for a ratio strip
                                    certificate or ratio strip component of the related group will not further reduce the principal balance of such ratio strip certificate or ratio strip component of the related group. The Class PO Deferred Amounts will not bear interest. The Class Balance of the class of related Subordinate
                                    Certificates then outstanding with the
                                    highest numerical class designation will be reduced by the amount of any payments in respect of Class PO Deferred Amounts for the ratio strip certificate or ratio strip component of the related group. Any excess of these Class PO Deferred Amounts over the Class Balance of that class will be allocated to the next most subordinate class of related Subordinate Certificates to reduce its Class Balance and so on, as necessary.

                                    On each Distribution Date, the applicable
                                    Non-PO Percentage of any Realized Loss will be allocated first to the related Subordinate Certificates in the reverse order of their numerical class designations (beginning with the class of related Subordinate Certificates then outstanding with the highest numerical class designation), in each case until the Class Balance of such class of Certificates has been reduced to zero, and then to the Senior Certificates or to the Senior Certificates of the related group, if there are multiple groups of Senior Certificates pro rata based on their respective Class Balances.

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Allocation of Losses                Such allocation will be effected on each
(Continued):                        such Distribution Date by reducing the Class
                                    Balance of the class of related Subordinate
                                    Certificates then outstanding with the
                                    highest numerical class designation if and to the extent that the aggregate of the Class Balances of all classes of Senior
                                    Certificates or the Senior Certificates in a group (other than any ratio strip class or component) and the related Subordinate
                                    Certificates (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted
                                    Pool Amount (Non-PO Portion) or sum of the Adjusted Pool Amounts (Non-PO Portion) for such Distribution Date.

                                    After the date on which the aggregate Class
                                    Balance of the related Subordinate
                                    Certificates has been reduced to zero, on each Distribution Date, the aggregate of the Class Balances of all classes of Senior Certificates or all Senior Certificates of a group then outstanding will be reduced if and to the extent that such aggregate Class Balance (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool Amount (Non-PO Portion) for such Distribution Date. The amount of any such reduction will be allocated among the Senior Certificates or Senior Certificates of such group pro rata based on their respective Class Balances (or their initial Class Balances, if lower, in the case of a class of Accrual Certificates).

                                    After the date on which the aggregate Class
                                    Balance of the related Subordinate
                                    Certificates has been reduced to zero, the Class Balance of any class of Super Senior Support Certificates will be reduced not only by the principal portion of Realized Losses allocated to such class as provided in the preceding paragraph, but also by the portion allocated to the related class or classes of Super Senior Certificates.

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Cross-Collateralization:            If one group of Subordinate Certificates
                                    support multiple groups of Senior
                                    Certificates, on each Distribution Date
                                    prior to the date on which the aggregate
                                    Class Balance of such Subordinate
                                    Certificates has been reduced to zero but on or after the date on which the Class
                                    Balances of the Senior Certificates of a group have been reduced to zero, amounts otherwise distributable as principal payments on such Subordinate Certificates will be paid as principal to the remaining classes of Senior Certificates of each group supported by such Subordinate Certificates together with the Senior Principal
                                    Distribution Amount(s) in accordance with the principal payment priorities provided that on such Distribution Date (a) the Aggregate Subordinate Percentage for such
                                    Distribution Date is less than twice the initial Aggregate Subordinate Percentage or
                                    (b) the average outstanding principal
                                    balance of the Mortgage Loans (including, for this purpose, any Mortgage Loan in foreclosure, any REO Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more over the last six months as a percentage of the aggregate
                                    Class Balance of the Subordinate
                                    Certificates is greater than or equal to 50%. If the Senior Certificates of two or more groups remain outstanding, the distributions described above will be made to such Senior Certificates of such groups, pro rata, in proportion to the aggregate
                                    Class Balance of such Senior Certificates.

                                    The "Aggregate Subordinate Percentage" for any Distribution Date will be the percentage equal to the aggregate Class Balance of the Subordinate Certificates divided by the related aggregate Pool Principal Balance (Non-PO Portion).

                                    In addition, if on any Distribution Date, after giving effect to the preceding paragraph, the aggregate Class Balance of the Senior Certificates after giving effect to distributions to be made on such Distribution Date is greater than the Adjusted Pool Amount (Non-PO Portion) (any such group, the "Undercollateralized Group" and any such excess, the
                                    "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of their numerical designations, will be paid as principal to the Senior Certificates of the Undercollateralized Group together with the Senior Principal Distribution Amount(s) in accordance with the principal payment priorities until the aggregate Class Balance of the Senior Certificates of the Undercollateralized Group equals the Adjusted Pool Amount (Non-PO Portion). If two or more groups are Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class Balance of the Senior Certificates of each such group exceeds the related Pool Principal Balance (Non-PO Portion).

                                    The amount of any unpaid interest shortfall amounts with respect to the
                                    Undercollateralized Group (including any interest shortfall amount for such Distribution Date) will be paid to the Undercollateralized Group, including the interest only component of such group, if any, prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of their numerical designations.

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Adjusted Pool Amount:               The "Adjusted Pool Amount" of the Mortgage
                                    Pool or a loan group in the Mortgage Pool will equal the aggregate unpaid principal balance of the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage Pool as of the Cut-off Date minus the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loans (including amounts received as Advances, principal prepayments and
                                    Liquidation Proceeds in respect of
                                    principal) and distributed on the
                                    Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses
                                    (other than debt service reductions)
                                    incurred on such Mortgage Loans from the Cut-off Date through the end of the month preceding the month in which such Distribution Date occurs.

Adjusted Pool Amount (PO            The "Adjusted Pool Amount (PO Portion)" of
Portion):                           the Mortgage Pool or a loan group in the
                                    Mortgage Pool will equal the sum as to each Mortgage Loan in the Mortgage Pool or a loan group in the Mortgage Pool as of the Cut-off
                                    Date of the product of (A) the PO Percentage for such Mortgage Loan and (B) the principal balance of such Mortgage Loan as of the Cut-off Date less the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loan (including amounts received as Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed on the
                                    Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of any Realized Loss
                                    (other than a debt service reduction)
                                    incurred on such Mortgage Loan from the
                                    Cut-off Date through the end of the month preceding the month in which such Distribution Date occurs.

Adjusted Pool Amount (Non-PO        The "Adjusted Pool Amount (Non-PO Portion)"
Portion):                           of the Mortgage Pool or a loan group in the
                                    Mortgage Pool will equal the difference
                                    between the Adjusted Pool Amount of the
                                    Mortgage Pool or a loan group in the
                                    Mortgage Pool and the Adjusted Pool Amount
                                    (PO Portion) of the Mortgage Pool or a loan group in the Mortgage Pool.

Class Balance:                      The "Class Balance" of a class of
                                    Certificates at any time will equal (a) its initial Class Balance less (i) all distributions of principal made to such class, and (ii) losses allocated to such class plus (b) in the case of a class of Accrual Certificates, any amounts added to such class balance as a result of the application of the accrual distribution amount.

Fractional Interest:                The "Fractional Interest" with respect to
                                    any Distribution Date and each class of
                                    Subordinate Certificates will equal (i) the aggregate of the Class Balances immediately prior to such Distribution Date of all classes of Subordinate Certificates in the same group that have higher numerical class designations than such class, divided by
                                    (ii) the aggregate Pool Principal Balance
                                    (Non-PO Portion) (if there is only one group of Subordinate Certificates) or the related
                                    Pool Principal Balance (Non-PO Portion) or sum of the related Pool Principal Balance
                                    (Non-PO Portion) (if there is more than one group of Subordinate Certificates).

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Net Interest Shortfall:             With respect to any Distribution Date, the
                                    "Net Interest Shortfall" is equal to the sum of (i) the shortfall in interest received with respect to any Mortgage Loan as a result of a Relief Act Reduction and (ii) any Non-Supported Interest Shortfalls. Net
                                    Interest Shortfalls on any Distribution Date will be allocated pro rata among all such classes of interest-bearing Senior
                                    Certificates or if there are Crossed Groups, the interest-bearing Senior Certificates of the Crossed Groups and each class of related
                                    Subordinate Certificates, based on the
                                    amount of interest accrued on each such
                                    class of Certificates on such Distribution
                                    Date before taking into account any
                                    reduction in such amounts resulting from such Net Interest Shortfalls.

Net Mortgage Interest Rate:         The "Net Mortgage Interest Rate" of a
                                    Mortgage Loan is the excess of its mortgage interest rate over the sum of the servicing fee rate (which is 0.25%) and the trustee fee rate (which is 0.0065%).

Non-PO Percentage:                  The "Non-PO Percentage" with respect to any
                                    Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool with a Net
                                    Mortgage Interest Rate as of the Cut-off
                                    Date less than [ ]% (each such Mortgage
                                    Loan, a "Discount Mortgage Loan") will be equal to the Net Mortgage Interest Rate as of the Cut-off Date divided by [ ]%. The
                                    Non-PO Percentage with respect to any
                                    Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool with a Net
                                    Mortgage Interest Rate as of the Cut-off
                                    Date equal to or greater than [ ]% will be 100%. The "PO Percentage" for any Discount
                                    Mortgage Loan will be equal to 100% minus the Non-PO Percentage for such Mortgage
                                    Loan.

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Non-PO Principal Amount:            The "Non-PO Principal Amount" for any
                                    Distribution Date and the Mortgage Pool or any loan group in the Mortgage Pool will equal the sum of the applicable Non-PO
                                    Percentage of:

                                          (a) all monthly payments of principal
                                    due on each Mortgage Loan in the Mortgage
                                    Pool or loan group in the Mortgage Pool on the related due date;

                                          (b) the principal portion of the
                                    purchase price (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement) of each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool that was repurchased by the Depositor pursuant to the Pooling Agreement during the calendar month preceding the month of that Distribution Date;

                                          (c) amounts received with respect to
                                    such Distribution Date as a substitution adjustment amount (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement) in connection with a Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool received during the calendar month preceding the month of that Distribution Date;

                                          (d) any Liquidation Proceeds (net of
                                    unreimbursed expenses and unreimbursed
                                    Advances, if any) allocable to recoveries of principal of the Mortgage Loans in the Mortgage Pool or loan group in the Mortgage Pool that have not yet been liquidated received during the calendar month preceding the month of that Distribution Date;

                                          (e) with respect to each Mortgage Loan
                                    in the Mortgage Pool or loan group in the Mortgage Pool that was liquidated during the calendar month preceding the month of that Distribution Date, the amount of the Liquidation Proceeds (other than any profits retained by the Servicer in connection with the foreclosure and net of unreimbursed expenses and unreimbursed Advances, if any) allocable to principal received with respect to that Mortgage Loan; and

                                          (f) all partial and full principal
                                    prepayments on the Mortgage Loans in the Mortgage Pool or loan group in the Mortgage Pool by mortgagors received during the calendar month preceding the month of that Distribution Date.

                                    The amounts described in clauses (a) through
                                    (d) are referred to as "Scheduled Principal
                                    Payments." The amounts described in clauses
                                    (e) and (f) are referred to as "Unscheduled
                                    Principal Payments."

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Non-Supported Interest              With respect to any Distribution Date, the
Shortfall:                          "Non-Supported Interest Shortfall" is the
                                    amount by which the aggregate of Prepayment
                                    Interest Shortfalls for the Mortgage Loans in the Mortgage Pool or the Mortgage Loans in any Crossed Loan Groups during the calendar month preceding the month of such Distribution Date exceeds the applicable
                                    Compensating Interest for such period.

 Notional Amount:                   The "Notional Amount" of any Interest Only
                                    Certificates (or any components of an
                                    Interest Only Certificates) will be equal to either (I) the product of (i) the aggregate of the Stated Principal Balances of the Mortgage Loans in the Mortgage Pool or loan group with Net Mortgage Interest Rates as of the Cut-off Date greater than or equal to [
                                    ]% as of the due date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
                                    Mortgage Interest Rates of the these
                                    Mortgage Loans (based on the Stated
                                    Principal Balances of these Mortgage Loans as of the due date in the month preceding the month of such Distribution Date) minus [
                                    ]% and (b) the denominator of which is equal to [ ]% or (II) a percentage or all of the Class Balance(s) of another class or classes.

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Pool Distribution Amount:           The "Pool Distribution Amount" with respect
                                    to any Distribution Date will be determined by reference to amounts received and expenses incurred in connection with the Mortgage Loans in the Mortgage Pool or any loan group in the Mortgage Pool and will be equal to the sum of:

                                          (i) all scheduled installments of
                                    interest (net of the related Servicing Fee) and principal due on such Mortgage Loans on the due date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any Advances in respect thereof and any Compensating Interest allocable to such Mortgage Loans;

                                          (ii) all proceeds of any primary
                                    mortgage guaranty insurance policies and any other insurance policies with respect to such Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in the Mortgage Pool or any loan group in the Mortgage Pool, by foreclosure or otherwise (collectively, "Liquidation Proceeds"), during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any);

                                          (iii) all partial or full prepayments
                                    received on such Mortgage Loans during the calendar month preceding the month of such Distribution Date; and

                                          (iv) amounts received with respect to
                                    such Distribution Date as a substitution adjustment amount or purchase price in respect of any deleted Mortgage Loan in the Mortgage Pool or any loan group in the Mortgage Pool or amounts received in connection with the optional termination of the Trust or a portion of the Trust as of such Distribution Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement.

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Pool Principal Balance:             The "Pool Principal Balance" for the
                                    Mortgage Pool or a loan group in the
                                    Mortgage Pool with respect to any
                                    Distribution Date equals the aggregate
                                    Stated Principal Balances of the Mortgage
                                    Loans in the Mortgage Pool or loan group in the Mortgage Pool outstanding on the due date in the month preceding the month of such Distribution Date.

Pool Principal Balance (Non-PO      The "Pool Principal Balance (Non-PO
Portion):                           Portion)" for the Mortgage Pool or a loan
                                    group in the Mortgage Pool and any
                                    Distribution Date equals the sum of the
                                    product, for each Mortgage Loan in the
                                    Mortgage Pool or loan group in the Mortgage
                                    Pool, of the Non-PO Percentage of such
                                    Mortgage Loan multiplied by its Stated
                                    Principal Balance on the due date in the month preceding the month of such Distribution Date.

Prepayment Interest Shortfall:      A "Prepayment Interest Shortfall" on a
                                    Mortgage Loan is equal to the difference between (x) 30 days' interest at the mortgage interest rate (less the servicing fee rate) on the amount of the prepayment on such Mortgage Loan minus (y) the amount of interest actually paid by the related mortgagor on the amount of such prepayment during the preceding month.

Realized Loss:                      In general, a "Realized Loss" means, (a)
                                    with respect to a Mortgage Loan that has been liquidated, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of proceeds from the liquidation applied to the principal balance of the related Mortgage
                                    Loan and (b) a losses due to the bankruptcy of the mortgagor.

Relief Act Reduction:               A "Relief Act Reduction" is a reduction in
                                    the amount of monthly interest payment on a Mortgage Loan pursuant to the Servicemembers
                                    Civil Relief Act or similar state
                                    legislation.

REO Property:                       An "REO Property" is a Mortgaged Property
                                    that has been acquired by the Trust through foreclosure or grant of a deed in lieu of foreclosure.

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Senior Percentage:                  The Senior Percentage for the Mortgage Pool
                                    or loan group in the Mortgage Pool will
                                    equal (i) the aggregate Class Balance of the related Senior Certificates immediately prior to such date, divided by (ii) the Pool
                                    Principal Balance (Non-PO Portion) for the
                                    Mortgage Pool or loan group in the Mortgage
                                    Pool for such date.

Senior Prepayment Percentage:       For the following Distribution Dates, will
                                    be as follows:

                                    Distribution Date           Senior Prepayment Percentage
                                    -----------------           ----------------------------
                                    March 2006 through          100%;
                                    February 2011

                                    March 2011 through          the applicable Senior Percentage plus, 70% of the
                                    February 2012               applicable Subordinate Percentage;

                                    March 2012 through          the applicable Senior Percentage plus, 60% of the
                                    February 2013               applicable Subordinate Percentage;

                                    March 2013 through          the applicable Senior Percentage plus, 40% of the
                                    February 2014               applicable Subordinate Percentage;

                                    March 2014 through          the applicable Senior Percentage plus, 20% of the
                                    February 2015               applicable Subordinate Percentage;

                                    March 2015 and thereafter   the applicable Senior Percentage;

                                    provided, however, that (A) if on any
                                    Distribution Date the percentage equal to
                                    (x) the aggregate Class Balances of the
                                    Senior Certificates of multiple groups with one set of Subordinate Certificates (such groups, "Crossed Groups") divided by (y) the sum of the Pool Principal Balances (Non-PO Portion) for the loan groups relating to the Crossed Groups (such loan groups, the "Crossed Loan Groups" and such percentage, the "Crossed Group Total Senior Percentage") exceeds such percentage as of the Closing Date, then the Senior Prepayment Percentages for the Crossed Loan Groups for such Distribution Date will equal 100% and (B) in the case of one group of Senior Certificates with its own set of Subordinate Certificates or if the Mortgage Pool is not divided into loan groups, if on any Distribution Date the Senior Percentage for the Mortgage Pool or the related loan group of the Mortgage Pool (the Mortgage Loans in the Mortgage Pool or such loan group, "Non-Crossed Mortgage Loans") exceeds such percentage as of the Closing Date, then the Senior Prepayment Percentage(s) for the Mortgage Pool or such loan group for such Distribution Date will equal 100%.

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Senior Prepayment Percentage        No decrease in the Senior Prepayment
(Continued):                        Percentages for the Crossed Loan Groups will
                                    occur if the following occurs as of any
                                    Distribution Date as to which any such
                                    decrease applied with respect to the Crossed
                                    Loan Group Mortgage Loans, and no decrease in the Senior Prepayment Percentage for the Non-Crossed Mortgage Loans will occur if the following occurs as of any Distribution Date as to which any such decrease applied with respect to the Non-Crossed Mortgage Loans:
                                    (i) the outstanding principal balance of all Mortgage Loans in the Crossed Loan Groups or all Non-Crossed Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property in such loan group or loan groups and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six-month period), as a percentage of the aggregate Class Balance of the related Subordinate Certificates, is equal to or greater than 50%, or (ii) cumulative Realized Losses with respect to the Mortgage Loans in the Crossed Loan
                                    Groups or all Non-Crossed Mortgage Loans exceed the percentages of the aggregate balance of the related Subordinate
                                    Certificates as of the Closing Date (with respect to the related Subordinate
                                    Certificates, the "Original Subordinate
                                    Principal Balance") indicated below:

                                                                                   % of Original
                                                                                    Subordinate
                                    Distribution Date Occurring                  Principal Balance
                                    ---------------------------                  -----------------
                                    March 2011 through February 2012                     30%
                                    March 2012 through February 2013                     35%
                                    March 2013 through February 2014                     40%
                                    March 2014 through February 2015                     45%
                                    March 2015 and thereafter                            50%

                                    The Subordinate Prepayment Percentage for the Mortgage Pool or loan group in the Mortgage Pool for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for the Mortgage Pool or such loan group in the Mortgage Pool for such date.

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Senior Principal Distribution       The "Senior Principal Distribution Amount"
Amount:                            for the Mortgage Pool or loan group in the
                                    Mortgage Pool and any Distribution Date will equal the sum of (i) the Senior Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO
                                    Percentage of Scheduled Principal Payments for such Distribution Date and (ii) the Senior Prepayment Percentage for the
                                    Mortgage Pool or loan group in the Mortgage
                                    Pool of the applicable Non-PO Percentage of Unscheduled Principal Payments for such
                                    Distribution Date subject to certain
                                    reductions due to losses.

Stated Principal Balance:           The "Stated Principal Balance" means, as to
                                    any Mortgage Loan and due date, the unpaid principal balance of such Mortgage Loan as of such due date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period), after giving effect to any previous partial principal prepayments and
                                    Liquidation Proceeds (net of unreimbursed expenses and unreimbursed Advances) allocable to principal received and to the payment of principal due on such due date and irrespective of any delinquency in payment by the related mortgagor and after giving effect to any deficient valuation by a court in connection with a bankruptcy .

Subordinate Percentage:             The Subordinate Percentage for the Mortgage
                                    Pool or loan group in the Mortgage Pool for any Distribution Date will equal 100% minus the Senior Percentage for such date.

Subordinate Prepayment              The Subordinate Prepayment Percentage for
Percentage:                         the Mortgage Pool or loan group in the
                                    Mortgage Pool for any Distribution Date will equal 100% minus the Senior Prepayment
                                    Percentage for the Mortgage Pool or such loan group in the Mortgage Pool for such date.

Subordinate Principal               The "Subordinate Principal Distribution
Distribution Amount:                Amount" for the Mortgage Pool or loan group
                                    in the Mortgage Pool for any Distribution
                                    Date will equal the sum of (i) the
                                    Subordinate Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Scheduled
                                    Principal Payments for such Distribution
                                    Date and (ii) the Subordinate Prepayment
                                    Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable
                                    Non-PO Percentage of Unscheduled Principal
                                    Payments for such Distribution Date

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                           Preliminary Credit Support
                           --------------------------

Subordinate Certificates provide credit support for Senior Certificates. If the Senior Certificates are divided into multiple groups, the Subordinate Certificates may or may not consist of multiple groups. If there are multiple groups of Subordinate Certificates, each group will support one or more groups of Senior Certificates. Additional credit enhancement is provided by the allocation of the applicable Non-PO Percentages of all principal prepayments on the applicable Mortgage Loans to the related Senior Certificates, subject to certain exceptions, for the first five years and the disproportionately greater allocation of prepayments to such Senior Certificates over the following four years. The disproportionate allocation of the applicable Non-PO Percentages of prepayments on the Mortgage Loans will accelerate the amortization of those Senior Certificates relative to the amortization of the related Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first nine years. If there is one group of Subordinate Certificates, the initial credit support percentage for the Senior Certificates (calculated by dividing the initial Class Balance of the Subordinate Certificates by the aggregate Pool Principal Balance) is expected to be 3.95% (+/- 50 basis points). If there are two groups of Subordinate Certificates, the initial credit support percentage for the Senior Certificates related to the 20 to 30 year Mortgage Loans (calculated by dividing the initial Class Balance of the related Subordinate Certificates by the related Pool Principal Balance) is expected to be 4.25% (+/- 50 basis points) and the initial credit support percentage for the Senior Certificates related to the 10 to 15 year Mortgage Loans (calculated by dividing the initial Class Balance of the related Subordinate Certificates by the related Pool Principal Balance) is expected to be 2.60% (+/- 50 basis points).


                            Priority of Distributions
                            -------------------------

Distributions will be made on each Distribution Date from the Pool Distribution Amount (if the Mortgage Pool is not divided into loan groups) or Amounts (if there are multiple loan groups, in which case the Senior Certificates and any components of a group will be paid from the related Pool Distribution Amount) in the following order of priority:

          ------------------------------------------------------------
           First, to the classes of Senior Certificates and component
           (if any) entitled to payments of interest, to pay interest;
          ------------------------------------------------------------
                                        |
                                        |
                                        |
                                        V
          ------------------------------------------------------------
               Second, pro rata, to the Senior Certificates (other
                than any ratio strip certificates) and any ratio
              strip component or ratio strip certificates entitled
                   to payments of principal, to pay principal;
          ------------------------------------------------------------
                                        |
                                        |
                                        |
                                        V
          ------------------------------------------------------------
                  Third, to any ratio strip component or ratio
                strip certificates, to pay any Class PO Deferred
                                  Amounts, from
              amounts otherwise payable as principal to the related
                            Subordinate Certificates;
          ------------------------------------------------------------
                                        |
                                        |
                                        |
                                        V
          ------------------------------------------------------------
            Fourth, subject to any cross-collateralization payments,
          sequentially, to each class of Subordinate Certificates from the related Pool Distribution Amount or Amounts to pay
             interest and principal in the order of numerical class
               designations, until each Class Balance is zero; and
          ------------------------------------------------------------
                                        |
                                        |
                                        |
                                        V
          ------------------------------------------------------------
                       Fifth, to the residual certificate,
                             any remaining amounts.
          ------------------------------------------------------------

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

The Sponsor and Servicer:           Bank of America, National Association ("Bank
                                    of America") will serve as the sponsor (the
                                    "Sponsor") of the Certificates. Bank of
                                    America is an indirect wholly-owned
                                    subsidiary of Bank of America Corporation.
                                    Bank of America is engaged in a general
                                    consumer banking, commercial banking, and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services. Bank of America is a national banking association chartered by the Office of the Comptroller of the Currency (the "OCC") and is subject to the regulation, supervision and examination of the OCC.

                                    Bank of America and its affiliates have been active in the securitization market since inception. Bank of America has sponsored publicly offered securitization transactions since 1977. Bank of America and its affiliates have been involved with the origination of auto loans, student loans, home equity loans, credit card receivables, manufactured housing contracts, residential mortgage loans and commercial mortgage loans, as well as less traditional asset classes. Bank of America and its affiliates have also participated in a variety of collateralized loan obligation transactions, synthetic securitizations, and asset-backed commercial paper programs. Bank of America and its affiliates have served as sponsors, issuers, dealers, and servicers in a wide array of securitization transactions.

                                    The Depositor's securitization program
                                    principally is used to fund Bank of
                                    America's consumer real estate business
                                    unit's self-originated portfolio of fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. The Depositor's securitization program may also include mortgage loans originated through correspondent arrangements. While Bank of America currently does not rely on securitization as a material funding source, the Depositor's securitization program is a material funding source for Bank of America's portfolio of consumer real estate mortgage loans similar to the Mortgage Loans.

                                    Bank of America's headquarters and its
                                    executive offices are located at 101 South
                                    Tryon Street, Charlotte, North Carolina
                                    28255, and the telephone number is (704)
                                    386-5478.

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Static Pool Information:            Information concerning the Sponsor's prior
                                    residential mortgage loan securitizations involving both fixed-rate first lien mortgage loans underwritten in accordance with the Sponsor's general underwriting standards described below under
                                    "Underwriting Guidelines of Bank of
                                    America--Bank of America General
                                    Underwriting Standards" and first lien
                                    mortgage loans underwritten in accordance with the Sponsor's alternative underwriting standards described below under --Bank of America Alternative Underwriting Standards," and, in each case, issued by the Depositor or the Depositor's predecessor is available on the internet at http://www.bofa.com/ boams. Although those securitizations involve the most comparable type of mortgage loans to the type of Mortgage Loans contained in the Mortgage Pool, the Sponsor also maintains on that website, for the information of investors, statistical data concerning the Sponsor's prior residential mortgage loan securitizations involving either fixed-rate first lien mortgage loans or adjustable-rate first lien mortgage loans underwritten in accordance with the
                                    Sponsor's general underwriting standards issued by the Depositor or the Depositor's predecessor.

                                          Without charge or registration,
                                    investors can view on this website the
                                    following information for each of those
                                    securitizations:

                                    o     summary initial pool information; and

                                    o     delinquency, cumulative loss, and
                                          prepayment information as of each
                                          Distribution Date for the five years
                                          preceding the date of first use of the
                                          prospectus supplement.

                                          In the event any changes or updates
                                    are made to the information available on the Sponsor's website, the Depositor will provide a copy of the original information upon request to any person who writes or calls the Depositor. The Depositor's address is 214 North Tryon Street, Mail Code NC1-027-22-02, Charlotte, North Carolina 28255, Attention: Senior Vice President, telephone number (704) 387-8239.

                                          This static pool data may have been
                                    influenced in the past by factors beyond the Sponsor's control, such as unusually robust housing prices, low interest rates and changes in product type. Therefore, the performance of prior residential mortgage loan securitizations may not be indicative of the future performance of the Mortgage Loans.

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Underwriting Guidelines             Bank of America General Underwriting
of Bank of America:                 Standards

                                          Origination Channels
                                          --------------------

                                          Bank of America originates mortgage
                                    loans (i) directly to consumers; (ii)
                                    indirectly through brokers; and (iii)
                                    through other loan originators. Bank of
                                    America's direct-to-consumer originations include mortgage loans made to:

                                          o     customers applying for a
                                                mortgage at one of Bank of
                                                America's banking center
                                                locations;

                                          o     customers applying for a Bank of
                                                America mortgage via telephone;

                                          o     customers applying for a
                                                mortgage utilizing Bank of
                                                America's internet site; and

                                          o     customers applying for a
                                                mortgage with one of Bank of
                                                America's retail mortgage
                                                account executives, who obtain
                                                customers by networking with
                                                realtors and builders in their
                                                local markets.

                                          Bank of America also originates loans
                                    indirectly through its wholesale channel where:

                                          o     the initial application is
                                                processed by an independent
                                                mortgage broker approved to sell
                                                loans to Bank of America; or

                                          o     applications are processed and
                                                the mortgage loan is originated
                                                by another entity and
                                                subsequently acquired by Bank of
                                                America after closing.

                                          The real estate lending processes for
                                    one- to four-family mortgage loans in all origination channels follow standard procedures, designed to comply with applicable federal, state and local laws and regulations.

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                    The Application and Use of Credit Scoring
                                    -----------------------------------------

Underwriting Guidelines of Bank     Regardless of the channel in which the loan
of America (Continued):             was originated, a mortgage application is
                                    completed containing information that
                                    assists in evaluating the mortgagor's credit standing, capacity to repay the loan and adequacy of the mortgaged property as collateral for the loan. During the application process, the applicant is required to authorize Bank of America to obtain a credit report that summarizes the applicant's credit history with merchants and lenders and any record of bankruptcy or prior foreclosure. This credit information may be obtained from either a single credit repository or from up to three credit repositories. The credit bureau inquiry also includes a request for the applicant's
                                    Credit Score. "Credit Scores" are
                                    statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's creditworthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus,
                                    Experian (FICO), Equifax (Beacon) and
                                    TransUnion (Empirica). The models were
                                    derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. A Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. If the credit bureaus cannot generate a Credit Score due to insufficient information about an applicant, Bank of America will consider proof of an applicant's alternative credit history, such as a history of consistent rent and utility payments.

                                    In addition to a Credit Score, Bank of
                                    America may obtain a Custom Mortgage Score.
                                    In order to generate a Custom Mortgage
                                    Score, the applicant must have at least one trade line on his or her credit report and also have a Credit Score. The "Custom Mortgage Score" was developed on a population of mortgage loans serviced by Bank of America and is designed to assess the likelihood that a mortgage loan will become 60 days or more delinquent within two years of application. The Custom Mortgage Score used by Bank of America will either have been developed by Bank of America individually or with the assistance of a third party. The Custom Mortgage Score requires a Credit Score and utilizes information obtained from one of the three major credit bureaus. The credit bureau used depends on the geographic location of the applicant's residence at the time of application. Bank of America may evaluate a prospective borrower's creditworthiness with either (i) a Credit Score, (ii) a Custom Mortgage Score or (iii) a combination of a Credit Score and a Custom Mortgage Score.

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                    Underwriting Evaluation by Automated
                                    Underwriting Decision Engine or Manual
                                    Underwriter
                                    --------------------------------------

Underwriting Guidelines of          Each mortgage loan underwritten to Bank of
Bank of America (Continued):        America's general underwriting standards is
                                    underwritten in accordance with guidelines established in Bank of America's Product and Policy Guides (the "Product Guides"). These underwriting standards applied by Bank of America in originating or acquiring mortgage loans are intended to evaluate the applicants' repayment ability, credit standing, and the adequacy of the mortgage property as collateral for the mortgage loan. The underwriting standards as established in the Product Guides are continuously updated to reflect prevailing conditions in the residential market, new mortgage products, and the investment market for residential mortgage loans.

                                    Each mortgage application is evaluated by either an automated underwriting decision engine and/or a human underwriter to determine the appropriate credit decision and documentation requirements for the loan transaction. The automated underwriting decision engine may be an engine developed by an outside company and updated by Bank of America risk management personnel to facilitate automated decisions on Bank of America loan transactions. Alternatively, it may be an external decision engine such as Fannie Mae's Desktop Underwriter(R) or Freddie Mac's Loan Prospector(R) decision engines. If the loan is not automatically approved or declined by the automated underwriting decision engine, it is directed to an underwriter who evaluates the application against a set of specific criteria. The underwriter may be an employee of the lender or may be an individual performing underwriting on a contract basis through a third party firm such as a mortgage insurance company.

                                    Desktop Underwriter(R) is an automated
                                    underwriting system developed by Fannie Mae for conventional conforming loans. Desktop Underwriter(R) indicates the minimum income and asset verification, credit-related documentation and other requirements necessary to complete processing of the loan file. These requirements are based on the specific risk factors present in each loan file. Bank of America utilizes Fannie Mae's Custom Desktop Underwriter(R) which allows Bank of America's conditions and policies to display on a customized findings report specific to it.

                                    Loan Prospector(R) is an automated
                                    underwriting system developed by Freddie Mac for conventional conforming loans. Loan Prospector(R) indicates the minimum income and asset verification, credit-related documentation and other requirements necessary to complete processing of the loan file. These requirements are based on the specific risk factors present in each mortgage application.

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Underwriting Guidelines of Bank     Either the automated underwriting decision
of America (Continued):             engine or the underwriter evaluates the
                                    application information to the guidelines for the product type under which the applicant has applied. As part of the underwriting evaluation, the Loan-to-Value
                                    Ratio is calculated. The "Loan to Value
                                    Ratio" is the percentage equal to (i) the principal balance of the mortgage loan at origination divided by (ii) the lesser of
                                    (a) the appraised value of the related
                                    mortgaged property determined in an
                                    appraisal obtained at origination of the mortgage loan or an automated valuation model or tax assessed value (if permitted by the applicable product type) and (b) except for mortgage loans made for refinancing purposes, the sales price for the mortgaged property. In addition to evaluating the Loan-to-Value Ratio, the automated underwriting decision engine or human underwriter will also evaluate the applicant's credit history and/or Credit
                                    Score and/or Custom Mortgage Score, the
                                    amount of the applicant's debts (including proposed housing payment and related expenses such as property taxes and hazard insurance) to his or her gross monthly income, the intended occupancy of the subject property, the property type, and the purpose of the loan transaction to determine whether the mortgage loan generally meets the guidelines established for the program under which the applicant is applying. If there are multiple applicants on a loan transaction, Bank of America generally utilizes the Credit Score and/or Custom
                                    Mortgage Score associated with the highest wage-earner on the transaction as the representative score(s) for the transaction.
                                    The automated underwriting decision engine and/or the underwriter may utilize compensating factors to offset one or more features of the loan transaction that may not specifically comply with the product guidelines. Therefore, the application of the underwriting guidelines for a product type by either an underwriter or an automated decision engine does not imply that each specific standard was satisfied individually. A loan is considered to be underwritten in accordance with a given set of guidelines if, based on an overall qualitative evaluation, the loan is in substantial compliance with such underwriting guidelines.

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Underwriting Guidelines  of Bank    As part of the underwriting evaluation, the
of America (Continued):             applicant's "Debt to Income Ratio" is
                                    calculated as the amount of the monthly debt obligations (including the proposed new housing payment and related expenses such as property taxes and hazard insurance) to his or her gross monthly income. Bank of America's Debt-to-Income Ratio guidelines are based on the loan instrument, loan term, Credit Score, Loan-to-Value Ratio, property type, and occupancy characteristics of the subject loan transaction. Bank of America permits ratios to exceed guidelines when the applicant has documented compensating factors for exceeding ratio guidelines such as documented excess funds in reserves after closing, a history of making a similar sized monthly debt payment on a timely basis, substantial residual income after monthly obligations are met, evidence that ratios will be reduced shortly after closing when a financed property under contract for sale is sold, or additional income has been verified for one or more applicants that is ineligible for consideration as qualifying income.

                                    For certain mortgage loans, underwriting may be based on data obtained by third parties that are involved at various stages in the mortgage origination or acquisition process. This typically occurs under circumstances in which loans are subject to more than one approval process, as when correspondents, certain mortgage brokers or similar entities that have been approved by Bank of America to underwrite loans on its behalf, or independent contractors hired by these parties to perform underwriting services on Bank of America's behalf, make initial determinations as to the consistency of loans with established underwriting guidelines. The underwriting of mortgage loans acquired from another lender generally relies on the representations from the originating lender that the mortgage loans were underwritten in accordance with agreed upon underwriting standards that are materially similar to Bank of America's. In the event these standards differ materially from those set forth in this prospectus, the related prospectus supplement will describe the applicable standards. Generally, Bank of America conducts a post-purchase review of a sampling of all mortgage loans acquired from another lender to determine whether agreed upon requirements were met. In order to be eligible to sell mortgage loans under a delegated underwriting arrangement, the lender must meet certain requirements including, among other things, certain quality, operational and financial guidelines.

                                    Certain of the mortgage loans may be
                                    purchased by Bank of America in negotiated transactions, and these negotiated transactions may be governed by contractual agreements. The contractual agreements may provide the commitment by Bank of America to accept the delivery of a certain dollar amount of mortgage loans over a specific period of time; this commitment may allow for the delivery of mortgage loans one at a time or in multiples as aggregated by the seller. Many of the contractual agreements allow the delegation of all underwriting functions to the seller, who will represent that the mortgage loans have been originated in accordance with underwriting standards agreed to by Bank of America.

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                    Loans with Secondary Financing
                                    ------------------------------

Underwriting Guidelines of Bank     First lien purchase money mortgage loans may
of America (Continued):             have secondary financing to the borrower
                                    contemporaneously with the origination of the first lien mortgage loan. First lien refinance transactions may have existing secondary financing with the applicant that is resubordinated to the new first lien transaction or may have new secondary financing originated simultaneously with the first lien mortgage. The secondary financing may or may not be provided by Bank of America. The Total Loan-to-Value Ratio and
                                    Combined Loan-to-Value Ratio are evaluated on each loan with subordinate financing. The
                                    "Total Loan-to-Value Ratio" is the principal balance of the first lien mortgage loan at origination plus any secondary financing that was drawn upon at that time divided by the value of the mortgaged property. The
                                    "Combined Loan-to-Value Ratio" is the
                                    principal balance of the first lien mortgage loan at origination plus the total amount of available secondary financing (including any unused amount on a home equity line of credit) divided by the value of the mortgaged property. A mortgage loan with secondary financing is evaluated to determine if the Total Loan-to-Value Ratio and Combined Loan-to-Value Ratio meet the requirements for the program under which the application is submitted or if the application contains compensating factors to warrant an exception to the applicable guidelines. Some applicants request a first lien mortgage loan with a Loan-to-Value
                                    Ratio of 80% with a simultaneously funded second lien transaction in order to avoid the cost of primary mortgage insurance associated with first lien mortgage loans with Loan-to-Value Ratios exceeding 80%.

                                    Documentation
                                    -------------

                                    In assessing an applicant, Bank of America requires supporting documentation (or other verification) for all material data provided by the applicant, such as income and source of down payment, unless the applicant qualifies for one of the Accelerated Processing Programs discussed below.

                                    Under Bank of America's standard
                                    documentation process (the "Standard
                                    Documentation Process") the following
                                    verifications are required: a salaried
                                    applicant's income is verified by either having the applicant provide copies of the previous year's federal withholding form (IRS W-2) and a current payroll earnings statement or by sending a verification of employment form to the applicant's employer. A verification of employment form asks the employer to report the applicant's length of employment with the employer, the current salary and an indication as to whether it is expected that the applicant will continue to be employed in the future. A self-employed applicant is required to provide copies of tax returns for the prior two years. Bank of America verifies down payment funds by (i) obtaining bank or other financial statements covering the most recent 60-day period confirming the existence of these funds,
                                    (ii) determining electronically that these funds are on deposit with Bank of America,
                                    (iii) obtaining documentation that these funds are to be obtained from a gift or sale of assets or (iv) asking the applicant's financial institution to complete a verification of deposit form detailing asset information. Asset verifications are not required on refinance transactions.

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Underwriting Guidelines of Bank     If the applicant lacks a traditional credit
of America (Continued):             history, then the loan approval may be of
                                    conditioned upon the documentation of an acceptable alternative credit history consisting of at least four references showing timely payment of utilities, insurance premiums or rent, or other alternative credit references in the prior twelve months. In order to qualify for Bank of America's general underwriting standards, applicants must be willing to have the income and assets stated on their application verified. Applicants who have indicated that they do not wish to have their income and/or assets verified are directed to other Bank of America programs outlined in "--Bank of America Alternative
                                    Underwriting Standards" below. While the applicants under Bank of America's general underwriting standards are willing to have income and asset information stated in the application verified, the level of verifications required (if any) are based on the applicant's credit profile, requested loan terms, and whether the applicant has an existing loan serviced by Bank of America that is being refinanced with the new loan transaction. Bank of America matches documentation requirements on mortgage loans to the overall risk parameters of the loan file under various "Accelerated Processing
                                    Programs" such as: (i) Rapid; (ii)
                                    PaperSaver (also known as Threshold); (iii)
                                    Stated Income, Stated Asset; (iv) All-Ready
                                    Home; (v) Mortgage Rewards programs; (vi) No
                                    Ratio or (vii) Stated Income.

                                    Under Bank of America's "Rapid"
                                    documentation program, only the most recent pay stub (if salaried) or first two pages of the most recent tax return (if self-employed) of an applicant is required for income verification and only the most recent bank statement of an applicant is required for asset verification on purchase transactions if the applicant meets the Total Loan-to-Value Ratio and Credit Score requirements for that program.

                                    Under Bank of America's "PaperSaver"
                                    documentation program, verification of the applicant's stated income and stated assets is not requested (with the exception of self-employed applicants who are required to sign the IRS form 4506-T (Request for Transcript of Tax Returns)) if the applicant meets the designated Credit Score, Custom Mortgage Score, Loan-to-Value Ratios and other eligibility requirements. An applicant with a designated higher Credit Score and designated higher Custom Mortgage Score which together indicate a favorable credit history is eligible for PaperSaver documentation. The PaperSaver documentation program has certain limitations relating to occupancy, property type, purpose and principal balance.

                                    Under Bank of America's "Stated Income,
                                    Stated Asset" documentation program, which is only available through the wholesale channel, income or asset verifications are not requested from applicants if they meet the Total Loan-to-Value Ratio, Credit Score and other eligibility requirements for the program. Although the Stated Income, Stated Asset program permits applicants to simply state their income and assets without verification, all applicants are required to sign an IRS form 4506 permitting income verification from tax return data if the file is selected as part of Bank of America's quality assurance audit.

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Underwriting Guidelines of Bank     Bank of America may originate new mortgage
of America (Continued):             loans under its "All-Ready Home" mortgage
                                    refinance program or its "Mortgage Rewards" refinance program. Under each of these programs, Bank of America will pay certain closing costs normally paid by the customer.
                                    Under these programs, a borrower whose
                                    current mortgage loan is serviced by Bank of America does not need to provide income or asset verification documentation if the current mortgage loan has had no 30 day or more delinquent payments in the previous twelve months (or since origination if less than twelve months). In addition, Bank of America typically requires only a drive-by appraisal rather than a an interior inspection appraisal. Because these programs involve the refinancing of mortgage loans that Bank of America originally underwrote, Bank of America will not apply any significant borrower credit or property underwriting standards (other than a minimum
                                    Credit Score). Mortgage Loans initially
                                    included in the Trust Estate for a
                                    particular series may have been the subject of a refinancing described above. To the extent a borrower becomes eligible for the All-Ready Home or Mortgage Rewards program after his or her Mortgage Loan has been included in a particular Trust Estate, his or her Mortgage Loan could be more easily refinanced, resulting in a prepayment of the Mortgage Loan.

                                    For a description of the No Ratio and Stated
                                    Income programs, see "--Bank of America
                                    Alternative Underwriting Standards" below.

                                    Collateral Valuation
                                    --------------------
                                    Bank of America conducts a valuation of the mortgaged property as collateral for each mortgage loan. This collateral valuation may be determined by (i) an interior inspection appraisal, (ii) a tax assessed value, (iii) a desktop appraisal, (iv) a drive-by appraisal, (v) an automated valuation model, or (vi) reference to the collateral valuation obtained in connection with the origination of the previous loan if the loan is a refinance of a mortgage loan that was previously serviced by Bank of America. An interior inspection appraisal is an appraisal report based on an interior inspection of the subject property. A tax assessed value is a factor applied to the tax value recorded for the subject property that reflects the general relationship between the assessed value and the market value of the property. These factors are established for each county by a third party vendor. A tax assessed value also does not entail any physical inspection of the subject property. A desktop appraisal is a report completed by a certified/licensed appraiser utilizing a sales comparison analysis from a local multiple listing service without conducting a physical inspection of the property. A drive-by appraisal report is a limited, summary appraisal report based on an exterior inspection of the property and comparable sales by a certified/licensed appraiser. An automated valuation model is an electronically generated valuation that utilizes real estate information such as property characteristics, market demographics, sales price data, and regional trends to calculate a value for a specific property. Bank of America utilizes the automated valuation models of several vendors. An automated valuation model does not entail any physical inspection of the subject property. In addition, no updated appraisal valuation may be performed if the loan is a refinance of a loan that was previously serviced by Bank of America and the valuation from the time of origination of the loan being refinanced reflects adequate value for the mortgaged property.

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Underwriting Guidelines of Bank     In certain instances, the interior, desktop
of America (Continued):             or drive-by appraisal reports may be
                                    conducted by an employee of Bank of America or an affiliate. The appraisal report, however, may be performed by an independent appraiser contracted by Bank of America or an affiliate of Bank of America on direct channel originations. Appraisal reports on indirect channel originations are generally performed by an appraiser selected by the originating lender but indirect channel appraisers cannot be performed by appraisers that have been deemed to be ineligible to perform appraisals by Bank of America.

                                    Appraisers may note on their appraisal any environmental hazard the appraiser becomes aware of while appraising the property. EPA Lead Paint requirements for notice and an inspection period are standard for properties built before 1978. Properties containing other hazards may be eligible for financing if the appraiser can value the property showing the impact of the hazard, and the borrower executes a "hold harmless" letter to the lender. Environmental hazards are not noted on collateral valuations where no physical inspection of the property takes place, such as on loans where the collateral valuation is conducted by an automated valuation model or tax assessed value. Appraisers only note environmental hazards on a desktop appraisal if they generally are known in the area.

                                    Certain states have "anti-deficiency" laws which, in general, require lenders providing credit on one to four family properties to look solely to the property for repayment in the event of foreclosure. The underwriting guidelines in all states (including anti deficiency states) require that the value of the property being financed, as indicated by the collateral valuation, currently supports and is anticipated to support in the future the outstanding loan balance and provides sufficient value to mitigate the effects of adverse shifts in real estate values, although there can be no assurance that the value will support the outstanding loan balance in the future.

                                    Flood Determinations and Hazard Insurance
                                    -----------------------------------------

                                    Each mortgage loan is evaluated to determine
                                    if the subject property is located in a
                                    federal flood zone. If the property is
                                    located in a flood zone, then flood
                                    insurance is required on the loan
                                    transaction with an amount of coverage that
                                    meets or exceeds federal law requirements.
                                    Generally, evidence of acceptable hazard
                                    insurance coverage on the subject property
                                    is a requirement for loan approval. This
                                    documentation, however, is not required if
                                    the mortgage loan is a refinance of an
                                    existing Bank of America serviced loan
                                    transaction and hazard insurance was
                                    documented for the previous loan transaction
                                    or the mortgage loan is originated under a
                                    program that does not require the review of
                                    evidence of hazard insurance.
Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                    Mortgage Insurance and Title
                                    ----------------------------
Underwriting Guidelines of Bank     Mortgage loans originated with Loan-to-Value
of America (Continued):             Ratios in excess of 80% may be covered by
                                    primary mortgage insurance. Except as noted below in connection with certain refinance transactions, mortgage loans will generally be covered by an appropriate standard form
                                    American Land Title Association ("ALTA") title insurance policy, or a substantially similar policy or form of insurance acceptable to Fannie Mae or Freddie Mac, or if the related mortgaged property is located in a jurisdiction where these policies are generally not available, an opinion of counsel of the type customarily rendered in these jurisdiction in lieu of title insurance will be obtained instead. If required, the title insurance policy may include environmental protection lien endorsement coverage (ALTA Form 8.1 or its equivalent) excepting only Superliens which may arise after the loan is made.

                                    Mortgage loans on refinance transactions generally do not contain title insurance policies. Title searches are often performed on these refinance transactions in lieu of obtaining a title insurance policy. A title search is a limited search of a specified parcel of land summarizing information concerning current owner(s) and all judgments, mortgages, and tax obligations filed.

                                    Borrowers Protection Plan(R)
                                    ----------------------------

                                    Bank of America's Borrowers Protection
                                    Plan(R) ("BPP") is a debt-cancellation
                                    contract between the borrower and Bank of America. This optional plan can cancel a borrower's monthly principal and interest payment for up to a total of twelve months if the borrower loses his or her job or becomes disabled. Additionally, the outstanding principal balance of a mortgage loan with BPP will be cancelled if the borrower dies as a result of an accident. While Bank of America will cancel payment of the principal, interest and BPP fees, the borrower will still be responsible for the payment of taxes and insurance. Bank of America will be obligated to pay to the applicable Trust any amounts cancelled due to BPP on a Mortgage Loan.

                                    The following three protection options are available in a BPP contract: (i) disability, involuntary unemployment and accidental death; (ii) involuntary unemployment and accidental death or (iii) disability and accidental death.

                                    The benefit period ranges from six to twelve months. A borrower may elect single (i.e., one borrower who is named in the mortgage note) or joint coverage (i.e., any two of the borrowers named in the mortgage note).

                                    BPP is only available on certain first-lien fixed-rate and adjustable-rate mortgage loan products and programs. The term of protection is the lesser of the loan term and ten years. Upon expiration, BPP is discontinued and the monthly BPP fee is no longer assessed. If the borrower has an active BPP claim prior to the expiration date, however, loan protection can extend beyond the expiration date. BPP is optional and the borrower's choice regarding BPP is not considered when evaluating the loan request. The borrower must select the BPP plan prior to loan closing.

Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Underwriting Guidelines of Bank     Bank of America Alternative Underwriting
of America (Continued):             Standards

                                    In addition to the general underwriting
                                    standards described above under "--Bank of America General Underwriting Standards," Bank of America provides for certain alternative underwriting programs for qualified borrowers, some of which enable the applicant to request reductions in the verification documentation required for the mortgage loan.

                                    Bank of America's "Stated Income Program" provides applicants the ability to request that income stated on the loan application not be verified. The Debt to Income Ratio calculation used by the underwriter to evaluate the applicant's capacity for the loan is based on income the applicant discloses on the application. Under the Stated Income Program, applicants who have steady employment and complex sources of income or rapidly expanding incomes may be eligible. The Stated Income Program is designed to meet the needs of applicants with a traditional credit history who meet the minimum Credit Score requirement of the program. A verbal verification of employment confirming the applicant's date of employment, job status and title is required. While income information is not provided, the applicant must continue to provide documentation of assets used for down payment, closing costs, and reserves on purchase transactions.

                                    Bank of America's "No Ratio Loan Program" provides applicants with a minimum Credit Score and a sufficient asset base the ability to obtain mortgage loans with no income verification or Debt to Income Ratio calculation. Under this program, the applicant does not state his or her income at the time of loan application. The applicant must evidence a propensity and capacity to save and to maintain stable employment, defined as a minimum of two years in the same line of work. A verbal verification of employment information provided in the application, without reference to income, takes place under this program. While income information is not provided, the applicant must continue to provide documentation of his or her assets used for down payment, closing costs, and reserves on purchase transactions.

                                    Bank of America's "100% LTV Program"
                                    provides applicants the ability to obtain a mortgage loan with no down payment. The 100% LTV Program is only available if the primary borrower has a minimum Credit Score. The 100% LTV Program also permits Loan to Value Ratios of up to 103% (including closing costs and prepaid items in an amount up to 3% of the value of the mortgaged property). Under this program, Bank of America uses the Standard Documentation Process.

Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Underwriting Guidelines of Bank     Bank of America's "97% LTV Program" provides
of America. (Continued):            applicants with the opportunity to obtain
                                    low down payment mortgage loans. This
                                    program allows an applicant to obtain
                                    financing for a mortgage loan by requiring only a 3% cash down payment from the applicant's own funds. The 97% LTV Program is only available if the primary borrower has a minimum Credit Score. The 97% LTV
                                    Program is a fully amortizing 30-year
                                    fixed-rate mortgage that is available on owner-occupied principal residences only.
                                    This program is available on purchase and rate or term refinance transactions. Under this program, Bank of America uses the Standard Documentation Process.

                                    Bank of America's "Condominium Hotel Loan
                                    Program" provides applicants the ability to purchase a unit in a Condominium Hotel. The Condominium Hotel Loan Program offers a fully amortizing 15-year or 30-year fixed-rate mortgage loan that is available on a primary residence or second home. The Condominium Hotel Loan Program is only available if the primary borrower has a minimum Credit Score. Condominium Hotel Mortgage Loans are available on purchase and rate or term refinance transactions. Under this program, Bank of America uses the Standard Documentation Process.

                                    Bank of America's "Non-Resident Alien Loan
                                    Program" provides financing to non-resident aliens to purchase or refinance second home properties within the United States. Applicants without a United States credit history must document an acceptable credit history within their primary country of origin. Under this program, Bank of America uses the Standard Documentation Process.

                                    Bank of America's "80/20 Program" provides applicants with an 80% Loan-to-Value Ratio first lien mortgage that is funded simultaneously with a 20% Loan-to-Value Ratio second lien mortgage so that the Total Loan-to-Value Ratio is 100%. By structuring loans in such a manner, the applicant is able to avoid the cost of primary mortgage insurance on the transaction. The 80/20 Program is only available if the primary borrower has a minimum Credit Score. Bank of America may originate both the first and second lien transactions under an 80/20 transaction or the second lien may be originated by another lender. Under this program, Bank of America uses the Standard Documentation Process.

Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

Subordination of any Super          Subordinate certificateholders are more
Senior Support and Subordinate      likely to suffer losses as a result of
Certificates Increases              losses or delinquencies on the related
Risk of Loss:                       Mortgage Loans than are Senior
                                    certificateholders.

                                    o     The rights of each class of
                                          Subordinate Certificates to receive
                                          distributions of interest and
                                          principal are subordinated to the
                                          rights of the related Senior
                                          Certificates and each class of related
                                          Subordinate Certificates with a lower
                                          numerical designation.

                                    o     Losses that are realized on the
                                          Mortgage Loans will be allocated first
                                          to the class of related Subordinate
                                          Certificates with the highest
                                          numerical designation then to the
                                          class of related Subordinate
                                          Certificates with the next highest
                                          numerical designation and so on, in
                                          reverse numerical order of the class
                                          designation, until the outstanding
                                          Class Balances of such classes have
                                          been reduced to zero.

                                    Any Super Senior Support certificateholders should consider the risk that after the related Subordinate Certificates are no longer outstanding, the principal portion of losses realized on the applicable Mortgage Loans that are allocated to a class of Super Senior Certificates will be borne by the related class of Super Senior Support Certificates, rather than such class of Super Senior Certificates.

The Rate of Principal Payments      Because principal payments on the Mortgage
on the Mortgage Loans               Loans will be distributed currently on the
Will Affect the Yield on the        related Senior Certificates and the related
Offered Certificates:               Subordinate Certificates, the rate of
                                    distributions of principal and the yield to maturity on your Certificates will be directly related to (i) the rate and timing of payments of principal on the applicable
                                    Mortgage Loans and (ii) the amount and
                                    timing of defaults by borrowers that result in losses on the applicable Mortgage Loans.
                                    Borrowers are permitted to prepay their
                                    Mortgage Loans, in whole or in part, at any time. The principal payments on the Mortgage
                                    Loans may be in the form of scheduled
                                    principal payments or principal prepayments
                                    (for this purpose, the term "principal
                                    prepayment" includes prepayments and any other recovery of principal in advance of the scheduled duedate, including repurchases and liquidations due to default, casualty, condemnation and the like). Any of these prepayments will result in distributions to you of amounts that would otherwise be distributed over the remaining term of the Mortgage Loans.

Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

The Rate of Principal Payments      The rate of principal payments on the
on the Mortgage Loans               Mortgage Loans will be affected by
Will Affect the Yield               the following:
on the Offered
Certificates (Continued):           o     the amortization schedules of the
                                          Mortgage Loans;

                                    o     the rate of partial prepayments and
                                          full prepayments by borrowers due to
                                          refinancing, job transfer, changes in
                                          property values or other factors;

                                    o     liquidations of the properties that
                                          secure defaulted Mortgage Loans;

                                    o     repurchases of Mortgage Loans by the
                                          Depositor as a result of defective
                                          documentation or breaches of
                                          representations or warranties;

                                    o     the exercise of due-on-sale clauses by
                                          the Servicer in connection with
                                          transfers of mortgaged properties;

                                    o     the optional repurchase of all the
                                          Mortgage Loans by the Depositor to
                                          effect a termination of the Trust or
                                          certain of the Mortgage Loans in the
                                          Trust when the aggregate Stated
                                          Principal Balance of the related
                                          Mortgage Loans is less than 10% of the
                                          aggregate unpaid principal balance of
                                          such Mortgage Loans as of the cut-off
                                          date; and

                                    o     general and targeted solicitations for
                                          refinancing by mortgage originators
                                          (including the Sponsor).

                                    The rate of principal payments on the
                                    Mortgage Loans will depend greatly on the level of mortgage interest rates:

                                    o     If prevailing interest rates for
                                          similar mortgage loans fall below the
                                          interest rates on the Mortgage Loans
                                          in the Trust, the rate of prepayment
                                          is likely to increase.

                                    o     Conversely, if prevailing interest
                                          rates for similar mortgage loans rise
                                          above the interest rates on the
                                          Mortgage Loans in the Trust, the rate
                                          of prepayment is likely to decrease.

Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------


                                  Risk Factors
                                  ------------

The Rate of Principal Payments on   If you are purchasing any Offered
the Mortgage Loans Will Affect the  Certificates at a discount, and specifically
Yield on the Offered Certificates   if you are purchasing principal only
(Continued):                        certificates, you should consider the risk
                                    that if principal payments on the applicable
                                    Mortgage Loans, or in the case of any ratio strip certificates, some or all of the Discount Mortgage Loans, occur at a rate slower than you expected, your yield will be lower than you expected. If you are purchasing any Offered Certificates at a premium, and specifically if you are purchasing interest only certificates, you should consider the risk that if principal payments on the applicable mortgage loans or, in the case of interest only certificates whose notional amount is based on some or all of the Premium Mortgage
                                    Loans, such Premium Mortgage Loans, occur at a rate faster than you expected, your yield may be lower than you expected. You must make your own decisions as to the appropriate prepayment assumptions to be used when purchasing any Offered
                                    Certificates. The applicable Senior
                                    Prepayment Percentage of the applicable
                                    Non-PO Percentage of all principal
                                    prepayments (excluding for this purpose, partial liquidations due to default, casualty, condemnation and the like) initially will be distributed to the classes of related Senior Certificates then entitled to receive principal prepayment distributions. This may result in all (or a disproportionate percentage) of those principal prepayments being distributed to such Senior Certificates and none (or less than their pro rata share) of such principal prepayments being distributed to holders of the related Subordinate Certificates during the periods of time described in the applicable definition of "Senior Prepayment
                                    Percentage."

                                    The timing of changes in the rate of
                                    prepayments may significantly affect the actual yield to you, even if the average rate of principal prepayments is consistent with your expectations. In general, the earlier the payment of principal of the related Mortgage Loans, the greater the effect on your yield to maturity. As a result, the effect on your yield of principal prepayments occurring at a rate higher (or lower) than the rate you anticipate during the period immediately following the issuance of the certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.

Any Yield Maintenance Agreement     The Trustee on behalf of the Trust may enter
is Subject to Counterparty Risk:    into one or more Yield Maintenance
                                    Agreements with one or more counterparties, for the benefit of certain Classes of Certificates. Each Yield Maintenance
                                    Agreement will require the applicable
                                    counterparty to make certain payments in certain circumstances. To the extent that payments on such Certificates depend in part on payments to be received by the Trustee under the related Yield Maintenance
                                    Agreement, the ability of the Trustee to make such payments on such Certificates will be subject to the credit risk of the applicable counterparty.

Banc of America Securities LLC                                                40
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

Delinquencies and Losses on the     Delinquencies on the mortgage loans which
Mortgage Loans Will Adversely       are not advanced by or on behalf of the
Affect Your Yield:                  Servicer (because the Servicer has
                                    determined that these amounts, if advanced, would be nonrecoverable), will adversely affect the yield on the related Senior
                                    Certificates and the related Subordinate
                                    Certificates. The Servicer will determine that a proposed advance is nonrecoverable when, in the good faith exercise of its servicing judgment, it believes the proposed advance would not be ultimately recoverable from the related mortgagor, related liquidation proceeds, or other recoveries in respect of the Mortgage Loan. Because of the priority of distributions, shortfalls resulting from delinquencies that are not covered by advances will be borne first by the related Subordinate Certificates (in reverse numerical order), and then by the related Senior Certificates.

                                    Net interest shortfalls will adversely
                                    affect the yields on the Offered
                                    Certificates. In addition, losses generally will be borne by the related Subordinate Certificates. As a result, the yields on the Offered Certificates will depend on the rate and timing of realized losses on the related Mortgage Loans.

Credits Scores May Not Accurately   The Sponsor generally uses Credit Scores as
Predict the Likelihood of Default:  part of its underwriting process. The attached collateral summary shows credit scores for the mortgagors obtained at the time of origination of their mortgage loans.
                                    A credit score purports only to be a
                                    measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of most mortgage loans.
                                    Furthermore, credit scores were not
                                    developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, credit scores do not address particular mortgage loan characteristics that influence the probability of repayment by the borrower.
                                    Neither the Depositor nor the Sponsor makes any representations any mortgage loan or that a particular credit score should be relied upon as a basis for an expectation that a borrower will repay its mortgage loan according to its terms.

Geographic Concentrations May       At various times, certain geographic regions
Increase Risk of Loss Due to        will experience weaker economic conditions
Adverse Economic Conditions         and housing markets and, consequently, will
or Natural Disasters:               experience higher rates of delinquency and
                                    loss on mortgage loans generally. In
                                    addition, certain states have experienced natural disasters, including earthquakes, fires, floods and hurricanes, which may adversely affect property values. Although mortgaged properties located in certain identified flood zones will be required to be covered, to the maximum extent available, by flood insurance, no mortgaged properties will otherwise be required to be insured against earthquake damage or any other loss not covered by standard hazard insurance policies. Any concentration of mortgaged properties in a state or region may present unique risk considerations. See the tables entitled "Geographic Distribution of
                                    Mortgaged Properties of the Mortgage Loans" in the attached collateral summary for a listing of the locations and concentrations of the mortgaged properties.

Banc of America Securities LLC                                                41
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------



Banc of America Securities LLC                                                42
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

Geographic Concentration May        Any deterioration in housing prices in a
Increase Risk of Loss Due to        state or region due to adverse economic
Adverse Economic Conditions or      conditions, natural disaster or other
Natural Disasters (Continued):      factors, and any deterioration of economic
                                    conditions in a state or region that
                                    adversely affects the ability of borrowers to make payments on the mortgage loans, may result in losses on the Mortgage Loans. Any losses may adversely affect the yield to maturity of the related Offered
                                    Certificates.

Residential Real Estate Values May  There can be no assurance that values of the
Fluctuate and Adversely Affect      mortgaged properties have remained or will
Your Investment:                    remain at their levels on the dates of
                                    origination of the related Mortgage Loans.
                                    The value of any mortgaged property
                                    generally will change over time from its value on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the loan-to-value ratios shown in the table in the accompanying collateral annex might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on the Mortgage Loans. If the residential real estate market should experience an overall decline in property values large enough to cause the outstanding balances of the Mortgage Loans and any secondary financing on the related mortgaged properties to equal or exceed the value of the mortgaged properties, delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry or in the Sponsor's prior securitizations involving the Depositor.

                                    In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the mortgagors' timely payment of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the mortgage pool. These other factors could include excessive building resulting in an oversupply of housing in a particular area or a decrease in employment reducing the demand for housing in an area. To the extent that credit enhancements do not cover such losses, your yield may be adversely impacted.


                                  Risk Factors
                                  ------------


Banc of America Securities LLC                                                43
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

United States Military Operations   As a result of military operations in
May Increase Risk of Relief Act     Afghanistan and Iraq, the United States has
Shortfalls:                         placed a substantial number of armed forces
                                    reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status may remain at high levels for an extended time. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil
                                    Relief Act, and any comparable state law, will apply. This may result in interest shortfalls on the Mortgage Loans in the trust, which will be borne by all classes of interest bearing Certificates and components. Neither the Sponsor nor the Depositor has taken any action to determine whether any of the Mortgage Loans would be affected by these interest rate limitations.

The Certificates May Not Receive    Any "Yield Maintenance Amount" for any
Amounts Expected from any Yield     Distribution Date is based on the related
Maintenance Agreements:             notional amount, which decreases for each
                                    Distribution Date during the life of the related Yield Maintenance Agreement. The notional amounts specified in the related
                                    Yield Maintenance Agreement for each
                                    Distribution Date were derived by using an assumed prepayment rate. The actual rates of prepayment on the applicable Mortgage Loans are likely to differ from the rates assumed.
                                    If prepayments on the applicable Mortgage
                                    Loans occur at a rate slower than the rates used in determining the notional amounts specified in the related Yield Maintenance
                                    Agreement, the Class Balance(s) of the
                                    applicable Certificates will be greater than the related notional amount for a Distribution Date. For any Distribution Date on which the notional amount is lower than the actual Class Balance(s) of the related
                                    Certificates, the Yield Maintenance Amount will be greater than the payment the Counterparty is required to make under the applicable Yield Maintenance Agreement for such Distribution Date and therefore, a holder of the related Certificate may not receive its full Yield Maintenance Amount for such Distribution Date. However, to the extent that a holder of a class of related
                                    Certificates does not receive the full Yield
                                    Maintenance Amount for a Distribution Date, such shortfall may be paid to the related class of Certificates from amounts in the related Reserve Fund on future Distribution
                                    Dates, to the extent funds are available therefore.


                                  Risk Factors
                                  ------------


Banc of America Securities LLC                                                44
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

There is a Risk that Interest       When a Mortgage Loan is prepaid in full, the
Payments on the Mortgage Loans      mortgagor is charged interest only up to the
May Be Insufficient to Pay          date on which payment is made, rather than
Interest on Your Certificates:      for an entire month. When a mortgagor makes
                                    a partial principal prepayment on a Mortgage
                                    Loan, the mortgagor is not charged interest on the prepayment for the month in which the principal prepayment was received. This may result in a shortfall in interest collections available for payment on the next Distribution Date. The Servicer is required to cover a portion of the shortfall in interest collections that are attributable to prepayments in full and partial prepayments on the Mortgage Loans, but in each case only up to the amount of Compensating Interest related to such
                                    Mortgage Loans for such Distribution Date.
                                    To the extent these shortfalls are not
                                    covered by the amount of related
                                    Compensating Interest, they will be
                                    allocated pro rata to the related classes of interest-bearing Certificates and any related components.

Certificates May Not Be             If you are an individual investor who does
Appropriate for Individual          not have sufficient resources or expertise
Investors:                          to evaluate the particular characteristics
                                    of a class of Offered Certificates, the
                                    Offered Certificates may not be an
                                    appropriate investment for you. This may be the case because, among other things:

                                    o     if you purchase your Certificates at a
                                          price other than par, your yield to
                                          maturity will be sensitive to the
                                          uncertain rate and timing of principal
                                          prepayments on the applicable Mortgage
                                          Loans;

                                    o     the rate of principal distributions
                                          on, and the weighted average lives of,
                                          the Offered Certificates will be
                                          sensitive to the uncertain rate and
                                          timing of principal prepayments on the
                                          applicable Mortgage Loans and the
                                          priority of principal distributions
                                          among the classes of Certificates, and
                                          as such, the Offered Certificates and,
                                          in particular, any class of special
                                          retail certificates, may be
                                          inappropriate investments for you if
                                          you require a distribution of a
                                          particular amount of principal on a
                                          specific date or an otherwise
                                          predictable stream of distributions;

                                    o     you may not be able to reinvest
                                          amounts distributed in respect of
                                          principal on your Certificates (which
                                          distributions, in general, are
                                          expected to be greater during periods
                                          of relatively low interest rates) at a
                                          rate at least as high as the
                                          applicable pass-through rate or your
                                          expected yield;

                                    o     a secondary market for the Offered
                                          Certificates may not develop or
                                          provide you with liquidity of
                                          investment; and

                                    o     you must pay tax on any interest or
                                          original issue discount in the year it
                                          accrues, even if the cash is paid to
                                          you in a different year.


                                  Risk Factors
                                  ------------


Banc of America Securities LLC                                                45
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

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[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
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Limited Source of Payments --       Proceeds of the Mortgage Loans (and any
No Recourse to Depositor,           insurance policy with respect to a class of
Seller, Servicer or Trustee:        insured special retail certificates) will be
                                    the sole source of payments on the
                                    Certificates. The Certificates do not
                                    represent an interest in or obligation of the Depositor, the Servicer, the Sponsor, the Trustee or any of their affiliates.
                                    There are, however, limited obligations of the Depositor with respect to certain breaches of representations and warranties, and limited obligations of the Servicer with respect to its servicing obligations.

                                    Neither the Certificates nor the Mortgage
                                    Loans will be guaranteed by or insured by any governmental agency or instrumentality, the Depositor, the Sponsor, the Servicer, the Trustee or any of their affiliates. Consequently, if payments on the Mortgage Loans are insufficient or otherwise unavailable to make all payments required on the Certificates, there will be no recourse to the Depositor, the Sponsor, the Servicer, the Trustee or any of their affiliates.

Limited Liquidity:                  The Underwriter intends to make a market for
                                    purchase and sale of the Offered
                                    Certificates after their initial issuance, but the Underwriter has no obligation to do so. There is no assurance that such a secondary market will develop or, if it does develop, that it will provide you with liquidity of investment or that it will continue for the life of the Offered
                                    Certificates. As a result, you may not be able to sell your Certificates or you may not be able to sell your Certificates at a high enough price to produce your desired return on investment.

                                    The secondary market for mortgage-backed securities has experienced periods of illiquidity and can be expected to do so in the future. Illiquidity means that there may not be any purchasers for your class of Certificates. Although any class of Certificates may experience illiquidity, it is more likely that classes of Certificates that are more sensitive to prepayment, credit or interest rate risk (such as the Interest Only, Super Senior Support, Companion, Inverse Floating Rate, Principal Only, or Subordinated Certificates) will experience illiquidity.

Alternative Underwriting            Certain of the Mortgage Loans may have been
Standards May Increase Risk         originated using the Sponsor's "Alternative
of Loss:                            A" underwriting guidelines. See
                                    "Underwriting Guidelines of Bank of
                                    America--Bank of America Alternative
                                    Underwriting Standards" above. These
                                    underwriting guidelines are different from and, in certain respects, less stringent than the general underwriting guidelines employed by the sponsor. For example, certain of the mortgage loans may have been originated with less than standard documentation or with higher maximum loan-to-value ratios. Accordingly, the mortgage loans may experience rates of delinquencies, defaults, foreclosure, bankruptcy and loss that are higher than those experienced by mortgage loans underwritten using the Sponsor's general underwriting standards.


Banc of America Securities LLC                                                46
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The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

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[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
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                                  Risk Factors
                                  ------------

The Rate of Default on Mortgage     Certain of the Mortgage Loans may be secured
Loans that Are Secured by Investor  by investor properties. An investor property
Properties May be Higher than on    is a property which, at the time of
Other Mortgage Loans:               origination, the mortgagor represented would
                                    not be used as the mortgagor's primary
                                    residence or second home. Because the
                                    mortgagor is not living on the property, the mortgagor may be more likely to default on the mortgage loan than on a comparable mortgage loan secured by a primary residence, or to a lesser extent, a second home. In addition, income expected to be generated from an investor property may have been considered for underwriting purposes in addition to the income of the mortgagor from other sources. Should this income not materialize, it is possible the mortgagor would not have sufficient resources to make payments on the mortgage loan.

There Are Risks Relating to         At the time of origination of certain of the
Mortgaged Properties Subject to     Mortgage Loans, a lender other than the
Second Lien Mortgage                Sponsor may have originated a second lien
Loans:                              mortgage loan. Mortgage Loans that have
                                    second lien mortgage loans encumbering the same mortgaged property may have higher rates of delinquency and foreclosure relative to mortgage loans that do not have second lien mortgage loans behind them. This may be due to changes in the mortgagor's debt-to-income profile, the fact that mortgagors may then have less equity in the mortgaged property or other factors. You should also note that any mortgagor could obtain a second lien mortgage loan at any time subsequent to the date of origination of their first lien mortgage loan from any lender.

Subordinate Certificates May        The Subordinate Certificates may provide
Provide Subordination for           credit support for more than one Groups of
All Groups                          Senior Certificates and thus the outstanding
                                    Class Balances of such Subordinate
                                    Certificates could be reduced to zero as a result of a disproportionate amount of principal losses on the Mortgage Loans in one Loan Group. Therefore, these losses on the Mortgage Loans in one Loan Group will reduce the subordination provided by the Subordinate Certificates to the other Groups of Senior Certificates and increase the likelihood that losses may be allocated to the other Groups of Senior Certificates.

                                    Under certain circumstances due to a
                                    cross-collateralization mechanism, principal otherwise payable to these Subordinate Certificates will be paid to certain Senior Certificates.

High Rates of LIBOR or Another      If you are purchasing any inverse floating
Index May Result in a Lower or      rate interest only certificates, in addition
Negative Yield on any Inverse       to the risk that a rapid rate of prepayments
Floating Rate Interest Only         on the related Mortgage Loans may result in
Certificates                        a lower actual yield than you expected or a
                                    negative yield, you should also consider the risk that high rates of LIBOR or high rates of another applicable index for your certificates may result in the failure to recover your initial investment.


Banc of America Securities LLC                                                47
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

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[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                      Categories of Classes of Certificates
                      -------------------------------------

      The Certificates of any series may be comprised of one or more Classes. The Classes, in general, fall into different categories. The following chart identifies and generally defines certain of the more typical categories. The prospectus supplement for a series of Certificates may identify the Classes which comprise that series by reference to the following categories or another category specified in the prospectus supplement.

                                 PRINCIPAL TYPES
                                 ---------------

Categories of Classes ............  Definitions

Accretion Directed
   Certificates ..................  A Class of Certificates that receives principal payments from amounts that would otherwise be distributed as interest on specified Accrual Certificates. These principal payments may be in lieu of or in addition to principal payments from principal receipts on the Mortgage Loans for the related series.

Companion Certificates (also
   sometimes referred to as
   "Support Certificates") .......  A Class of Certificates that is entitled to receive principal payments on any
                                    Distribution Date only if scheduled payments have been made on specified Planned Amortization Certificates, Targeted
                                    Amortization Certificates and/or Scheduled
                                    Amortization Certificates.

Component Certificates ...........  A Class of Certificates consisting of two or more specified components (each, a
                                    "Component"), as described in the applicable prospectus supplement. The Components of a Class of Component Certificates may have different principal and/or interest payment characteristics but together constitute a single class and do not represent severable interests. Each Component of a Class of Component Certificates may be identified as falling into one or more of the categories in this chart.

Lockout Certificates .............  A Class of Senior Certificates that is designed not to participate in or to
                                    participate to a limited extent in (i.e., to be "locked out" of ), for a specified period, the receipt of (1) principal prepayments on the Mortgage Loans that are allocated disproportionately to the Classes of Senior Certificates of its series as a group pursuant to a "shifting interest" structure and/or (2) scheduled principal payments on the Mortgage Loans that are allocated to the senior Classes as a group. A Class of Lockout Certificates will typically not be entitled to receive, or will be entitled to receive only a restricted portion of, distributions of principal prepayments and/or scheduled principal prepayments, as applicable, for a period of several years, during which time all or a portion of the principal payments that it would otherwise be entitled to receive in the absence of a "lockout" structure will be distributed in reduction of the Class Balances of other Senior Certificates. Lockout Certificates are designed to minimize weighted average life volatility during the lockout period.


Banc of America Securities LLC                                                48
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

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[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
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Notional Amount
   Certificates...................  A Class of Certificates having no Class
                                    Balance and bearing interest on a notional amount. The notional amount is a hypothetical balance used for calculating interest distributions.

Pass-Through Certificates ........  A Class of Senior Certificates that is entitled to receive a specified percentage of the principal payments that are distributable to the Senior Certificates or applicable group of Senior Certificates (other than any Ratio Strip Certificates) in the aggregate on a Distribution Date and that is not designated as a Class of Sequential Pay Certificates.

Planned Amortization
   Certificates (also sometimes
   referred to as "PAC
   Certificates") ................  A Class of Certificates that is designed to receive principal payments using a
                                    predetermined principal balance schedule derived by assuming two constant prepayment rates for the underlying Mortgage Loans. These two rates are the endpoints for the "structuring range" for a Class of Planned Amortization Certificates. The Classes of Planned Amortization Certificates in any series may be subdivided into different categories (e.g., Planned Amortization I Certificates or PAC I Certificates, Planned Amortization II Certificates or PAC II Certificates and so forth) derived using different structuring ranges and/or payment priorities. A Class of PAC Certificates is designed to provide protection against prepayments occurring at a constant rate within the structuring range.

Ratio Strip Certificates .........  A Class of Certificates that is entitled to receive a constant proportion, or "ratio strip," of the principal payments on the underlying Mortgage Loans.

Scheduled Amortization
   Certificates ..................  A Class of Certificates that is designed to receive principal payments using a
                                    predetermined principal balance schedule but is not designated as a Class of Planned Amortization Certificates or Targeted Amortization Certificates. The schedule is derived by assuming either two constant prepayment rates or a single constant prepayment rate for the underlying Mortgage Loans. In the former case, the two rates are the endpoints for the "structuring range" for a Class of Scheduled Amortization Certificates and the range generally is narrower than that for a Class of Planned Amortization Certificates. Typically, the Companion Certificates for the applicable series of Certificates generally will represent a smaller percentage of a Class of Scheduled Amortization Certificates than the Companion Certificates generally would represent in relation to a Class of Planned Amortization Certificates or Targeted Amortization Certificates. A Class of Scheduled Amortization Certificates is generally less sensitive to prepayments than a Class of Companion Certificates, but more sensitive than a Class of Planned Amortization Certificates or Targeted Amortization Certificates.


Banc of America Securities LLC                                                49
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

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[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

Senior Certificates ..............  A Class of Certificates that is entitled to receive payments of principal and interest on each Distribution Date prior to the Classes of Subordinate Certificates.

Sequential Pay Certificates ......  Classes of Certificates that are entitled to receive principal payments in a prescribed sequence, that do not have predetermined principal balance schedules and that, in most cases, are entitled to receive payments of principal continuously from the first Distribution Date on which they receive principal until they are retired. A Class of Sequential Pay Certificates may receive principal payments concurrently with one or more other Classes of Sequential Pay Certificates.

Subordinate Certificates .........  A Class of Certificates that is entitled to receive payments of principal and interest on each Distribution Date only after the Senior Certificates and Classes of Subordinate Certificates with higher priority of distributions have received their full principal and interest entitlements.

Super Senior Certificates ........  A Class of Senior Certificates that will not bear its share of certain losses after the Classes of Subordinate Certificates are no longer outstanding for so long as one or more specified Classes of Senior Certificates are outstanding.

Super Senior Support
   Certificates ..................  A Class of Senior Certificates that bears certain losses allocated to one or more
                                    Classes of Super Senior Certificates.

Targeted Amortization
   Certificates (also sometimes
   referred to as "TAC
   Certificates") ................  A Class of Certificates that is designed to receive principal payments using a
                                    predetermined principal balance schedule derived by assuming a single constant prepayment rate for the underlying Mortgage Loans. A Class of TAC Certificates is designed to provide some protection against prepayments at a rate exceeding the assumed constant prepayment rate used to derive that Class's principal balance schedule.

Special Retail Certificates.......  Although there can be no assurance as to the rate at which principal distributions will be made on any class of Offered Certificates, special retail certificates, in particular, may be inappropriate investments for you if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions. If you own special retail certificates, funds available for distributions of principal may not be sufficient to permit the distributions you request within any specific period of time after your request. During periods in which prevailing interest rates are generally higher than the pass-through rate for a class of special retail certificates, greater numbers of beneficial owners may request distributions of principal in respect of the special retail certificates to take advantage of higher interest rates. During such periods there may, however, be a concurrent reduction in the rate of prepayments of the related Mortgage Loans, thus limiting the funds available for such distributions.


Banc of America Securities LLC                                                50
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

                                    In addition, because of the random lot
                                    procedure for distributing principal, you may receive a principal distribution on your special retail certificates on a Distribution Date (even if you have not requested such a distribution) if the amount available for distribution in respect of principal on such Distribution Date on a class of special retail certificates exceeds the aggregate amount requested for distribution of principal by all holders of the class of special retail certificates. It is more likely that amounts will be distributed by random lot during the periods of the relatively low interest rates and, correspondingly, higher prepayment rates. Under such circumstances you may have difficulty reinvesting these principal distributions at rates as high as the pass-through rate of your Certificates or your expected yield.

                                 INTEREST TYPES
                                 --------------

Categories of Class ..............  Definitions

Accrual Certificates .............  A Class of Certificates that accretes the amount of accrued interest otherwise
                                    distributable on that Class, which amount will be added as principal to the Class Balance of that Class on each applicable Distribution Date. This accretion may continue until some specified event has occurred or until the Class of Accrual Certificates is retired.

Fixed Rate Certificates ..........  A Class of Certificates with an interest rate that is fixed throughout the life of the Class.

Floating Rate Certificates .......  A Class of Certificates with an interest rate that resets periodically based upon a designated index and that varies directly with changes in that index.

Interest Only Certificates .......  A Class of Certificates that is entitled to receive some or all of the interest payments made on the Mortgage Loans and little or no principal. Interest Only Certificates have either a nominal Class Balance or a notional amount. A nominal Class Balance represents actual principal that will be paid on the Class. It is referred to as nominal since it is extremely small compared to other Classes. A notional amount is the amount used as a reference to calculate the amount of interest due on a Class of Interest Only Certificates that is not entitled to any distributions in respect of principal.

Inverse Floating Rate
   Certificates ..................  A Class of Certificates with an interest rate that resets periodically based upon a designated index and that varies inversely with changes in that index and with changes in the interest rate payable on the related Class of Floating Rate Certificates.

Principal Only Certificates ......  A Class of Certificates that does not bear interest and is entitled to receive only distributions of principal.


Banc of America Securities LLC                                                51
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-2
                               Mortgage Pass-Through Certificates, Series 2006-2
--------------------------------------------------------------------------------

Step Coupon Certificates .........  A Class of Certificates with a fixed interest rate that is reduced to a lower fixed rate after a specified period of time. The difference between the initial interest rate and the lower interest rate will be supported by a reserve fund established on the Closing Date.

Variable Rate Certificates .......  A Class of Certificates with an interest rate that resets periodically and is
                                    calculated by reference to the rate or rates of interest applicable to the Mortgage Loans.


Banc of America Securities LLC                                                52
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                        [Banc of America Securities Logo]

--------------------------------------------------------------------------------

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-2

Banc of America Alternative Loan Trust 2006-2
Issuing Entity

Banc of America Mortgage Securities, Inc.
Depositor

Bank of America, National Association
Sponsor and Servicer

[Bank of America Logo]

February 10, 2006

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------

                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


           Selected 15 Year Mortgage Loan Data as of February 1, 2006

                                                              Range or Total                Weighted Average
                                                        ---------------------------   ---------------------------
Number of 15Year Mortgage Loans (1)                                609
Aggregate Unpaid Principal Balance (1)                        $78,692,714.84
Unpaid Principal Balance (1)                            $9,630.00 to $1,433,000.00            $129,216.28
Mortgage Interest Rate (1)                                   4.625% to 7.375%                    6.08%
Servicing Fee Rate (1)                                           0.2500%
Trustee Fee Rate (1)                                             0.0045%
Administrative Fee Rate (1)                                      0.2545%
Remaining Terms to Stated Maturity (1)                       118 to 180 months                 178 months
Original Term (1)                                            120 to 180 months                 179 months
Number of Months Since Origination (1)                        1 to 14 months                    2 months
Original Loan-to-Value Ratio (1)                              9.57% to 95.00%                    61.64%
Credit Scores (1)                                               602 to 839                        734
Latest Maturity Date (1)                                        2021-02-01
Number of Buy-Down Loans (1)                                        0
Aggregate Unpaid Principal Balance of Buy-Down
   Loans (1)                                                      $0.00
Unpaid Principal Balance of Buy-Down Loans (1)                $0.00 to $0.00                     $0.00
Number of BPP Mortgage Loans (1)                                    29
Aggregate Unpaid Principal Balance of BPP Mortgage
   Loans  (1)                                                 $1,979,130.85
Unpaid Principal Balance of BPP Mortgage Loans (1)       $30,868.16 to $155,979.00            $68,245.89
Number of Mortgage Loans underwritten using
   "Alternative A" underwriting standards (1)                      190
Aggregate Unpaid Principal Balance of Mortgage
   Loans underwritten using "Alternative A"
   underwriting standards (1)                                 $33,954,572.78
Unpaid Principal Balance of Mortgage Loans
   underwritten using "Alternative A" underwriting
   standards (1)                                        $19,200.00 to $1,433,000.00           $178,708.28
Number of Mortgage Loans secured by leases on real
   property (1)                                                     0
Aggregate Unpaid Principal Balance of Mortgage
   Loans secured by leases on real property (1)                   $0.00
Unpaid Principal Balance of Mortgage Loans secured
   by leases on real property (1)                             $0.00 to $0.00                     $0.00
Geographic Concentration of Mortgaged Properties in
  Excess of 5.00% of the Aggregate Unpaid
    Principal Balance (1)
       California.............................                    26.67%
       Florida................................                    12.09%
       Texas..................................                    8.16%
Maximum Single Five-Digit Zip Code Concentration                  1.82%

----------
(1) Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


                     Occupancy of Mortgaged Properties(1)(2)

                                                                                          Aggregate Stated     % of 15 Year Cut-off
                                                                    Number of 15 Year   Principal Balance as   Date Pool Principal
Occupancy(2)                                                         Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
Investor Property                                                                 452         $48,332,682.36                  61.42%
Primary Residence                                                                 146          28,670,605.84                  36.43
Second Home                                                                        11           1,689,426.64                   2.15
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                             609         $78,692,714.84                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) Based solely on representations of the mortgagor at the time of origination of the related 15 Year Mortgage Loan.

(2)   Approximate (+/-5%).


                                Property Type(1)

                                                                                          Aggregate Stated     % of 15 Year Cut-off
                                                                    Number of 15 Year   Principal Balance as   Date Pool Principal
Property Type (1)                                                    Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                                           395         $47,057,942.81                  59.80%
2-Family                                                                           90          12,161,609.58                  15.45
Condominium                                                                        55           7,303,386.73                   9.28
PUD-Detached                                                                       26           4,868,781.62                   6.19
4-Family                                                                           20           3,771,360.20                   4.79
3-Family                                                                            6           1,344,294.83                   1.71
Townhouse                                                                           9           1,332,441.07                   1.69
PUD-Attached                                                                        8             852,898.00                   1.08
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                             609         $78,692,714.84                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Approximate (+/-5%).


                            Mortgage Loan Purposes(3)

                                                                                          Aggregate Stated     % of 15 Year Cut-off
                                                                    Number of 15 Year   Principal Balance as   Date Pool Principal
Purpose (3)                                                          Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
Refinance--Cashout(1)                                                             266         $37,916,108.57                  48.18%
Purchase                                                                          207          23,203,369.02                  29.49
Refinance--Rate/Term(2)                                                           136          17,573,237.25                  22.33
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                             609         $78,692,714.84                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) "Refinance--Cashout" means a mortgage loan originated in connection with a refinancing that has a principal balance in excess of the principal balance on the old loan plus settlement costs where cash is distributed to the mortgagor.

(2) "Refinance--Rate/Term" means a mortgage loan originated in connection with a refinancing to reduce the mortgage interest rate or reduce or increase the term.

(3)   Approximate (+/-5%).


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


                              Documentation Type(1)

                                                                                          Aggregate Stated     % of 15 Year Cut-off
                                                                    Number of 15 Year   Principal Balance as   Date Pool Principal
Documentation Type (1)                                               Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
Accelerated - Stated                                                              162         $30,274,469.81                  38.47%
Accelerated - Paper Saver/Threshold                                               202          18,440,903.10                  23.43
Standard                                                                          133          17,343,841.39                  22.04
Desktop Underwriter/Loan Prospector                                                54           5,763,261.73                   7.32
Accelerated - No Ratio                                                             28           3,680,102.97                   4.68
Accelerated - All Ready Home                                                       21           1,852,142.71                   2.35
Accelerated - Rapid                                                                 4             877,102.07                   1.11
Accelerated - Stated Income/Stated Asset                                            5             460,891.06                   0.59
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                             609         $78,692,714.84                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


           Geographical Distribution of the Mortgaged Properties(1)(2)

                                                                                          Aggregate Stated     % of 15 Year Cut-off
                                                                    Number of 15 Year   Principal Balance as   Date Pool Principal
Geographical Area (2)                                                Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                                                             3            $342,808.02                   0.44%
Arizona                                                                            14           1,796,029.39                   2.28
Arkansas                                                                            7             330,519.63                   0.42
California                                                                        102          20,983,806.36                  26.67
Connecticut                                                                         4             421,600.42                   0.54
District of Columbia                                                                3             325,881.50                   0.41
Florida                                                                            72           9,511,195.72                  12.09
Georgia                                                                            21           1,995,165.96                   2.54
Hawaii                                                                              1             223,204.84                   0.28
Idaho                                                                               3             271,116.92                   0.34
Illinois                                                                            9           2,230,555.63                   2.83
Indiana                                                                             4             232,969.35                   0.30
Iowa                                                                                4             213,410.30                   0.27
Kansas                                                                             13             745,518.31                   0.95
Kentucky                                                                            1              79,000.00                   0.10
Maine                                                                               2             150,220.66                   0.19
Maryland                                                                           18           2,172,062.53                   2.76
Massachusetts                                                                      12           3,046,385.34                   3.87
Michigan                                                                            6             624,483.66                   0.79
Minnesota                                                                           2             230,457.84                   0.29
Mississippi                                                                         1              79,814.55                   0.10
Missouri                                                                           19           1,469,498.64                   1.87
Nebraska                                                                            2             156,167.23                   0.20
Nevada                                                                             12           2,142,242.56                   2.72
New Hampshire                                                                       2             453,200.00                   0.58
New Jersey                                                                         18           3,548,135.82                   4.51
New Mexico                                                                          5             377,161.66                   0.48
New York                                                                           26           3,437,807.54                   4.37
North Carolina                                                                     45           3,672,431.62                   4.67
Ohio                                                                                7             474,642.62                   0.60
Oklahoma                                                                            9             421,616.66                   0.54
Oregon                                                                             11           1,152,024.00                   1.46
Pennsylvania                                                                        9             600,421.59                   0.76
Rhode Island                                                                        1             158,943.93                   0.20
South Carolina                                                                     16           1,597,527.79                   2.03
Tennessee                                                                          20           1,760,612.60                   2.24
Texas                                                                              75           6,421,009.67                   8.16
Utah                                                                                2             341,062.18                   0.43
Vermont                                                                             1             174,417.25                   0.22
Virginia                                                                           14           2,309,370.38                   2.93
Washington                                                                          7             843,206.00                   1.07
Wisconsin                                                                           6           1,175,008.17                   1.49
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                             609         $78,692,714.84                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1)   As of the Cut-off Date, no more than approximately 1.82% of the 15 Year
      Mortgage Loans are expected to be secured by Mortgaged Properties located in any one five-digit postal zip code.

(2)   Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


                 Current Mortgage Loan Principal Balances(1)(2)

                                                                                          Aggregate Stated     % of 15 Year Cut-off
                                                                    Number of 15 Year   Principal Balance as   Date Pool Principal
Current Mortgage Loan Principal Balances(2)                          Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                                                  103          $3,908,903.80                   4.97%
50,000.01 - 100,000.00                                                            232          16,984,882.72                  21.58
100,000.01 - 150,000.00                                                           122          15,132,088.89                  19.23
150,000.01 - 200,000.00                                                            57           9,849,467.21                  12.52
200,000.01 - 250,000.00                                                            26           5,722,448.71                   7.27
250,000.01 - 300,000.00                                                            26           7,201,273.80                   9.15
300,000.01 - 350,000.00                                                             9           2,939,692.69                   3.74
350,000.01 - 400,000.00                                                            10           3,780,043.20                   4.80
400,000.01 - 450,000.00                                                             7           2,954,593.87                   3.75
450,000.01 - 500,000.00                                                             5           2,347,492.74                   2.98
500,000.01 - 550,000.00                                                             6           3,154,173.82                   4.01
550,000.01 - 600,000.00                                                             1             561,886.75                   0.71
600,000.01 - 650,000.00                                                             2           1,281,788.64                   1.63
650,000.01 - 700,000.00                                                             1             700,000.00                   0.89
700,000.01 - 750,000.00                                                             1             740,978.00                   0.94
1,000,000.01 - 1,500,000.00                                                         1           1,433,000.00                   1.82
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                             609         $78,692,714.84                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the 15 Year Mortgage Loans is expected to be approximately $129.216.

(2)   Approximate (+/-5%).


                      Original Debt-to-Income Ratios(1)(2)

                                                                                          Aggregate Stated     % of 15 Year Cut-off
                                                                    Number of 15 Year   Principal Balance as   Date Pool Principal
Original Debt-to-Income Ratios(2)                                    Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
= 0.00%                                                                            26          $3,005,343.10                   3.82%
0.01% - 10.00%                                                                     16           2,024,241.86                   2.57
10.01% - 20.00%                                                                    82           8,777,311.00                  11.15
20.01% - 30.00%                                                                   110          16,299,359.97                  20.71
30.01% - 40.00%                                                                   178          24,215,804.44                  30.77
40.01% - 50.00%                                                                   137          16,790,212.51                  21.34
50.01% - 60.00%                                                                    56           7,234,150.34                   9.19
60.01% - 70.00%                                                                     3             188,966.62                   0.24
70.01% - 80.00%                                                                     1             157,325.00                   0.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                            609         $78,692,714.84                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Debt-to-Income Ratio at origination of the 15 Year Mortgage Loans is expected to be approximately
      34.20%.

(2)   Approximate (+/-5%).




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


                       Original Loan-to-Value Ratios(1)(2)

                                                                                          Aggregate Stated     % of 15 Year Cut-off
                                                                    Number of 15 Year   Principal Balance as   Date Pool Principal
Original Loan-to-Value Ratios (2)                                    Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                                                                        1            $134,000.00                   0.17%
10.01 - 15.00                                                                      11           1,203,785.68                   1.53
15.01 - 20.00                                                                      15           1,312,172.78                   1.67
20.01 - 25.00                                                                      17           1,496,474.44                   1.90
25.01 - 30.00                                                                      22           2,237,783.63                   2.84
30.01 - 35.00                                                                      21           2,532,043.41                   3.22
35.01 - 40.00                                                                      24           3,586,208.13                   4.56
40.01 - 45.00                                                                      35           5,156,109.60                   6.55
45.01 - 50.00                                                                      20           2,427,391.73                   3.08
50.01 - 55.00                                                                      17           2,584,066.82                   3.28
55.01 - 60.00                                                                      37           6,042,026.60                   7.68
60.01 - 65.00                                                                      46           8,352,059.03                  10.61
65.01 - 70.00                                                                      89          12,493,773.44                  15.88
70.01 - 75.00                                                                      52           7,420,932.25                   9.43
75.01 - 80.00                                                                     164          18,982,021.86                  24.12
80.01 - 85.00                                                                       5             565,967.96                   0.72
85.01 - 90.00                                                                      31           1,861,042.75                   2.36
90.01 - 95.00                                                                       2             304,854.73                   0.39
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                             609         $78,692,714.84                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the 15 Year Mortgage Loans is expected to be approximately
      61.64%.

(2)   Approximate (+/-5%).


                          Mortgage Interest Rates(1)(2)

                                                                                          Aggregate Stated     % of 15 Year Cut-off
                                                                    Number of 15 Year   Principal Balance as   Date Pool Principal
Mortgage Interest Rates (2)                                          Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.750                                                                       2            $230,310.62                   0.29%
4.751 - 5.000                                                                       3             464,085.37                   0.59
5.001 - 5.250                                                                       4             730,795.46                   0.93
5.251 - 5.500                                                                      33           5,292,779.62                   6.73
5.501 - 5.750                                                                      61           9,808,241.99                  12.46
5.751 - 6.000                                                                     164          24,126,206.29                  30.66
6.001 - 6.250                                                                     153          18,680,882.01                  23.74
6.251 - 6.500                                                                     138          13,445,046.53                  17.09
6.501 - 6.750                                                                      31           2,545,127.59                   3.23
6.751 - 7.000                                                                      14           1,560,760.96                   1.98
7.001 - 7.250                                                                       5           1,729,719.62                   2.20
7.251 - 7.500                                                                       1              78,758.78                   0.10
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                             609         $78,692,714.84                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average mortgage interest rate of the 15 Year Mortgage Loans is expected to be approximately 6.077% per annum.

(2)   Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


                    Number of Months Since Origination(1)(2)

                                                                                          Aggregate Stated     % of 15 Year Cut-off
                                                                    Number of 15 Year   Principal Balance as   Date Pool Principal
Months Since Origination (2)                                         Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
1 - 2                                                                             428         $56,259,973.76                  71.49%
3 - 4                                                                             169          20,689,277.83                  26.29
5 - 6                                                                               7             776,596.75                   0.99
7 - 8                                                                               2             130,930.93                   0.17
9 - 10                                                                              1             248,202.13                   0.32
13 - 14                                                                             2             587,733.44                   0.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                            609         $78,692,714.84                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average number of months since origination of the 15 Year Mortgage Loans is expected to be approximately
      2.21 months.

(2)   Approximate (+/-5%).


                              Remaining Terms(1)(2)

                                                                                          Aggregate Stated     % of 15 Year Cut-off
                                                                    Number of 15 Year   Principal Balance as   Date Pool Principal
Remaining Terms (2)                                                  Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
101 - 120                                                                          12            $767,240.09                   0.97%
141 - 160                                                                           7             478,172.78                   0.61
161 - 180                                                                         590          77,447,301.97                  98.42
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                             609         $78,692,714.84                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the 15 Year Mortgage Loans is expected to be approximately 178 months.

(2)   Approximate (+/-5%).


                        Credit Scores of Mortgagors(1)(2)

                                                                                          Aggregate Stated     % of 15 Year Cut-off
                                                                    Number of 15 Year   Principal Balance as   Date Pool Principal
Credit Scores(2)                                                     Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                                                                          34          $3,721,211.16                   4.73%
751 - 800                                                                         219          27,213,048.86                  34.58
701 - 750                                                                         196          25,946,696.19                  32.97
651 - 700                                                                         124          18,220,134.53                  23.15
601 - 650                                                                          32           3,189,862.11                   4.05
= 0                                                                                 4             401,761.99                   0.51
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                             609         $78,692,714.84                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

(2)   Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


           Selected 30 Year Mortgage Loan Data as of February 1, 2006

                                                              Range or Total                Weighted Average
                                                        ---------------------------   ---------------------------
Number of  30 Year Mortgage Loans (1)                             1,943
Aggregate Unpaid Principal Balance (1)                       $366,391,631.78
Unpaid Principal Balance (1)                            $15,486.97 to $2,940,000.00           $188,570.06
Mortgage Interest Rate (1)                                   5.500% to 7.875%                    6.58%
Servicing Fee Rate (1)                                           0.2500%
Trustee Fee Rate (1)                                             0.0045%
Administrative Fee Rate (1)                                      0.2545%
Remaining Terms to Stated Maturity (1)                       237 to 360 months                 358 months
Original Term (1)                                            240 to 360 months                 358 months
Number of Months Since Origination (1)                        1 to 18 months                    2 months
Original Loan-to-Value Ratio (1)                             3.38% to 103.00%                   71.83%
Credit Scores (1)                                               601 to 832                        731
Latest Maturity Date (1)                                        2036-02-01
Number of Buy-Down Loans (1)                                        0
Aggregate Unpaid Principal Balance of Buy-Down
   Loans (1)                                                      $0.00
Unpaid Principal Balance of Buy-Down Loans (1)                $0.00 to $0.00                     $0.00
Number of BPP Mortgage Loans (1)                                   101
Aggregate Unpaid Principal Balance of BPP Mortgage
   Loans  (1)                                                 $14,933,692.39
Unpaid Principal Balance of BPP Mortgage Loans (1)       $27,200.00 to $504,031.95            $147,858.34
Number of Mortgage Loans underwritten using
   "Alternative A" underwriting standards (1)                      680
Aggregate Unpaid Principal Balance of Mortgage
   Loans underwritten using "Alternative A"
   underwriting standards (1)                                $182,503,123.86
Unpaid Principal Balance of Mortgage Loans
   underwritten using "Alternative A" underwriting
   standards (1)                                        $27,920.00 to $2,940,000.00           $268,386.95
Number of Mortgage Loans secured by leases on real
   property (1)                                                     0
Aggregate Unpaid Principal Balance of Mortgage
   Loans secured by leases on real property (1)                   $0.00
Unpaid Principal Balance of Mortgage Loans secured
   by leases on real property (1)                             $0.00 to $0.00                     $0.00
Geographic Concentration of Mortgaged Properties in
  Excess of 5.00% of the Aggregate Unpaid
    Principal Balance (1)
       California.............................                    23.91%
       Florida................................                    16.69
       Texas..................................                     6.46
Maximum Single Five-Digit Zip Code Concentration                  0.80%

----------
(1) Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


                     Occupancy of Mortgaged Properties(1)(2)

                                                                                          Aggregate Stated     % of 30 Year Cut-off
                                                                    Number of 30 Year   Principal Balance as   Date Pool Principal
Occupancy(2)                                                         Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence                                                                 911        $213,733,542.80                  58.33%
Investor Property                                                                 963         137,147,484.05                  37.43
Second Home                                                                        69          15,510,604.93                   4.23
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           1,943        $366,391,631.78                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) Based solely on representations of the mortgagor at the time of origination of the related 30 Year Mortgage Loan.

(2)   Approximate (+/-5%).


                                Property Type(1)

                                                                                          Aggregate Stated     % of 30 Year Cut-off
                                                                    Number of 30 Year   Principal Balance as   Date Pool Principal
Property Type (1)                                                    Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                                         1,168        $213,964,780.79                  58.40%
PUD-Detached                                                                      187          46,863,199.76                  12.79
2-Family                                                                          195          36,056,361.85                   9.84
Condominium                                                                       210          34,544,074.71                   9.43
4-Family                                                                           50          13,365,374.87                   3.65
PUD-Attached                                                                       61           8,485,815.76                   2.32
3-Family                                                                           31           6,944,561.06                   1.90
Townhouse                                                                          36           5,063,932.55                   1.38
Condotel                                                                            5           1,103,530.43                   0.30
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           1,943        $366,391,631.78                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Approximate (+/-5%).


                            Mortgage Loan Purposes(3)

                                                                                          Aggregate Stated     % of 30 Year Cut-off
                                                                    Number of 30 Year   Principal Balance as   Date Pool Principal
Purpose (3)                                                          Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                        1,157        $197,022,374.79                  53.77%
Refinance--Cashout(1)                                                             580         129,021,197.66                  35.21
Refinance--Rate/Term(2)                                                           206          40,348,059.33                  11.01
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           1,943        $366,391,631.78                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) "Refinance--Cashout" means a mortgage loan originated in connection with a refinancing that has a principal balance in excess of the principal balance on the old loan plus settlement costs where cash is distributed to the mortgagor.

(2) "Refinance--Rate/Term" means a mortgage loan originated in connection with a refinancing to reduce the mortgage interest rate or reduce or increase the term.

(3)   Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


                              Documentation Type(1)

                                                                                          Aggregate Stated     % of 30 Year Cut-off
                                                                    Number of 30 Year   Principal Balance as   Date Pool Principal
Documentation Type (1)                                               Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
Accelerated - Stated                                                              569        $163,831,896.34                  44.71%
Standard                                                                          602          96,770,693.84                  26.41
Accelerated - Paper Saver/Threshold                                               376          43,814,903.31                  11.96
Desktop Underwriter/Loan Prospector                                               277          41,746,223.67                  11.39
Accelerated - No Ratio                                                            107          18,400,708.56                   5.02
Accelerated - Stated Income/Stated Asset                                            6           1,180,526.19                   0.32
Accelerated - Rapid                                                                 5             588,379.94                   0.16
Accelerated - All Ready Home                                                        1              58,299.93                   0.02
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           1,943        $366,391,631.78                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


           Geographical Distribution of the Mortgaged Properties(1)(2)

                                                                                          Aggregate Stated     % of 30 Year Cut-off
                                                                    Number of 30 Year   Principal Balance as   Date Pool Principal
Geographical Area (2)                                                Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                                                             6          $1,006,097.25                   0.27%
Arizona                                                                            45           8,527,826.20                   2.33
Arkansas                                                                           16           2,450,992.50                   0.67
California                                                                        278          87,615,788.08                  23.91
Colorado                                                                           24           6,074,671.92                   1.66
Connecticut                                                                        20           3,861,141.28                   1.05
Delaware                                                                            1              69,938.24                   0.02
District of Columbia                                                                8           2,729,834.78                   0.75
Florida                                                                           309          61,147,999.51                  16.69
Georgia                                                                            67           8,832,321.51                   2.41
Hawaii                                                                             16           3,646,670.20                   1.00
Idaho                                                                               6             711,972.56                   0.19
Illinois                                                                           49           8,947,066.38                   2.44
Indiana                                                                            21           2,163,548.99                   0.59
Iowa                                                                               10           1,108,768.02                   0.30
Kansas                                                                             25           3,057,234.47                   0.83
Kentucky                                                                            8             885,477.55                   0.24
Louisiana                                                                           3             413,801.38                   0.11
Maine                                                                              16           1,822,264.25                   0.50
Maryland                                                                           61           9,248,901.97                   2.52
Massachusetts                                                                      39           9,861,989.97                   2.69
Michigan                                                                           26           6,849,133.85                   1.87
Minnesota                                                                          14           3,319,818.78                   0.91
Mississippi                                                                         1              96,716.65                   0.03
Missouri                                                                           83          11,459,034.99                   3.13
Montana                                                                             4             561,788.23                   0.15
Nebraska                                                                            3             572,124.50                   0.16
Nevada                                                                             25           6,390,320.70                   1.74
New Hampshire                                                                       7           1,326,820.72                   0.36
New Jersey                                                                         32           8,766,951.78                   2.39
New Mexico                                                                         12           1,802,008.41                   0.49
New York                                                                           57          12,321,019.63                   3.36
North Carolina                                                                    115          14,708,620.08                   4.01
North Dakota                                                                        1             137,305.75                   0.04
Ohio                                                                               10             914,552.69                   0.25
Oklahoma                                                                           24           2,098,264.89                   0.57
Oregon                                                                             23           4,327,749.92                   1.18
Pennsylvania                                                                       51           6,448,607.92                   1.76
Rhode Island                                                                        2             436,500.00                   0.12
South Carolina                                                                     55           7,468,011.01                   2.04
South Dakota                                                                        1             369,600.00                   0.10
Tennessee                                                                          33           3,296,497.94                   0.90
Texas                                                                             190          23,686,767.96                   6.46
Utah                                                                               17           2,283,092.74                   0.62
Vermont                                                                             7           1,545,094.11                   0.42
Virginia                                                                           58          11,405,659.03                   3.11
Washington                                                                         33           6,356,182.09                   1.73
West Virginia                                                                       5             247,728.25                   0.07
Wisconsin                                                                          26           3,011,352.15                   0.82
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           1,943        $366,391,631.78                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1)   As of the Cut-off Date, no more than approximately 0.80% of the 30 Year
      Mortgage Loans are expected to be secured by Mortgaged Properties located in any one five-digit postal zip code.

(2)   Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


                 Current Mortgage Loan Principal Balances(1)(2)

                                                                                          Aggregate Stated     % of 30 Year Cut-off
                                                                    Number of 30 Year   Principal Balance as   Date Pool Principal
Current Mortgage Loan Principal Balances(2)                          Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                                                  111          $4,414,336.84                   1.20%
50,000.01 - 100,000.00                                                            495          38,293,875.94                  10.45
100,000.01 - 150,000.00                                                           483          60,203,658.69                  16.43
150,000.01 - 200,000.00                                                           279          48,382,150.48                  13.21
200,000.01 - 250,000.00                                                           136          30,644,811.08                   8.36
250,000.01 - 300,000.00                                                           120          33,471,489.14                   9.14
300,000.01 - 350,000.00                                                            58          18,864,245.85                   5.15
350,000.01 - 400,000.00                                                           104          39,275,302.48                  10.72
400,000.01 - 450,000.00                                                            42          17,986,571.19                   4.91
450,000.01 - 500,000.00                                                            35          16,651,866.77                   4.54
500,000.01 - 550,000.00                                                            19          10,026,921.95                   2.74
550,000.01 - 600,000.00                                                            14           8,118,725.20                   2.22
600,000.01 - 650,000.00                                                            12           7,605,549.42                   2.08
650,000.01 - 700,000.00                                                             7           4,681,594.87                   1.28
700,000.01 - 750,000.00                                                             4           2,914,319.93                   0.80
750,000.01 - 800,000.00                                                             3           2,349,346.07                   0.64
800,000.01 - 850,000.00                                                             4           3,288,826.96                   0.90
850,000.01 - 900,000.00                                                             4           3,497,756.94                   0.95
900,000.01 - 950,000.00                                                             1             929,074.18                   0.25
950,000.01 - 1,000,000.00                                                           7           6,924,103.49                   1.89
1,000,000.01 - 1,500,000.00                                                         4           4,927,104.31                   1.34
2,500,000.01 - 3,000,000.00                                                         1           2,940,000.00                   0.80
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           1,943        $366,391,631.78                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the 30 Year Mortgage Loans is expected to be approximately $188,570.

(2)   Approximate (+/-5%).


                      Original Debt-to-Income Ratios(1)(2)

                                                                                          Aggregate Stated     % of 30 Year Cut-off
                                                                    Number of 30 Year   Principal Balance as   Date Pool Principal
Original Debt-to-Income Ratios(2)                                    Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
= 0.00%                                                                            27          $6,023,888.11                   1.64%
0.01% - 10.00%                                                                     23           4,062,339.95                   1.11
10.01% - 20.00%                                                                   143          21,222,983.61                   5.79
20.01% - 30.00%                                                                   336          59,458,690.23                  16.23
30.01% - 40.00%                                                                   641         123,927,276.46                  33.82
40.01% - 50.00%                                                                   592         120,034,955.35                  32.76
50.01% - 60.00%                                                                   143          24,888,064.09                   6.79
60.01% - 70.00%                                                                    35           6,270,481.20                   1.71
70.01% - 80.00%                                                                     3             502,952.78                   0.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                          1,943        $366,391,631.78                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Debt-to-Income Ratio at origination of the 30 Year Mortgage Loans is expected to be approximately
      37.04%.

(2)   Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


                       Original Loan-to-Value Ratios(1)(2)

                                                                                          Aggregate Stated     % of 30 Year Cut-off
                                                                    Number of 30 Year   Principal Balance as   Date Pool Principal
Original Loan-to-Value Ratios (2)                                    Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 5.00                                                                         3            $225,824.71                   0.06%
5.01 - 10.00                                                                        1              52,933.00                   0.01
10.01 - 15.00                                                                       3             412,204.63                   0.11
15.01 - 20.00                                                                       4             351,123.03                   0.10
20.01 - 25.00                                                                      12           2,341,136.43                   0.64
25.01 - 30.00                                                                      15           2,809,373.70                   0.77
30.01 - 35.00                                                                      25           4,426,635.25                   1.21
35.01 - 40.00                                                                      19           3,726,683.16                   1.02
40.01 - 45.00                                                                      36           4,932,308.61                   1.35
45.01 - 50.00                                                                      60          13,999,552.72                   3.82
50.01 - 55.00                                                                      52          10,603,761.47                   2.89
55.01 - 60.00                                                                      70          14,869,560.52                   4.06
60.01 - 65.00                                                                     103          23,402,189.05                   6.39
65.01 - 70.00                                                                     181          43,038,280.49                  11.75
70.01 - 75.00                                                                     188          47,060,760.54                  12.84
75.01 - 80.00                                                                   1,005         173,323,221.24                  47.31
80.01 - 85.00                                                                      12           3,013,115.11                   0.82
85.01 - 90.00                                                                     140          15,862,013.14                   4.33
90.01 - 95.00                                                                       7           1,104,977.30                   0.30
95.01 - 100.00                                                                      4             609,458.72                   0.17
over 100.01                                                                         3             226,518.96                   0.06
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           1,943        $366,391,631.78                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the 30 Year Mortgage Loans is expected to be approximately
      71.83%.

(2)   Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


                          Mortgage Interest Rates(1)(2)

                                                                                          Aggregate Stated     % of 30 Year Cut-off
                                                                    Number of 30 Year   Principal Balance as   Date Pool Principal
Mortgage Interest Rates (2)                                          Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.500                                                                       1            $195,000.00                   0.05%
5.501 - 5.750                                                                      25           5,786,667.61                   1.58
5.751 - 6.000                                                                      84          19,454,764.74                   5.31
6.001 - 6.250                                                                     298          64,469,173.42                  17.60
6.251 - 6.500                                                                     477          94,291,906.42                  25.74
6.501 - 6.750                                                                     597          98,786,785.24                  26.96
6.751 - 7.000                                                                     298          50,119,127.56                  13.68
7.001 - 7.250                                                                     102          17,945,856.27                   4.90
7.251 - 7.500                                                                      33           8,658,757.39                   2.36
7.501 - 7.750                                                                      27           6,091,093.13                   1.66
7.751 - 8.000                                                                       1             592,500.00                   0.16
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           1,943        $366,391,631.78                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average mortgage interest rate of the 30 Year Mortgage Loans is expected to be approximately 6.582% per annum.

(2)   Approximate (+/-5%).


                    Number of Months Since Origination(1)(2)

                                                                                          Aggregate Stated     % of 30 Year Cut-off
                                                                    Number of 30 Year   Principal Balance as   Date Pool Principal
Months Since Origination (2)                                         Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
1 - 2                                                                           1,831        $321,744,037.27                  87.81%
3 - 4                                                                              96          38,644,894.25                  10.55
5 - 6                                                                               8           2,041,639.49                   0.56
7 - 8                                                                               1             357,770.63                   0.10
11 - 12                                                                             3           1,877,692.74                   0.51
13 - 14                                                                             1             462,765.06                   0.13
15 - 16                                                                             1             403,839.12                   0.11
17 - 18                                                                             2             858,993.22                   0.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                          1,943        $366,391,631.78                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average number of months since origination of the 30 Year Mortgage Loans is expected to be approximately
      1.79 months.

(2)   Approximate (+/-5%).


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]      Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass=Through Certificates, 2006-2
--------------------------------------------------------------------------------


                              Remaining Terms(1)(2)

                                                                                          Aggregate Stated     % of 30 Year Cut-off
                                                                    Number of 30 Year   Principal Balance as   Date Pool Principal
Remaining Terms (2)                                                  Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
221 - 240                                                                          22          $4,532,012.54                   1.24%
261 - 280                                                                           2             158,884.29                   0.04
281 - 300                                                                          11             834,402.53                   0.23
341 - 360                                                                       1,908         360,866,332.42                  98.49
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           1,943        $366,391,631.78                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the 30 Year Mortgage Loans is expected to be approximately 358 months.

(2)   Approximate (+/-5%).


                        Credit Scores of Mortgagors(1)(2)

                                                                                          Aggregate Stated     % of 30 Year Cut-off
                                                                    Number of 30 Year   Principal Balance as   Date Pool Principal
Credit Scores(2)                                                     Mortgage Loans       of Cut-off Date            Balance
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                                                                          89         $13,909,259.67                   3.80%
751 - 800                                                                         628         115,485,919.69                  31.52
701 - 750                                                                         702         132,991,958.47                  36.30
651 - 700                                                                         467          92,334,966.06                  25.20
601 - 650                                                                          47           8,257,829.86                   2.25
= 0                                                                                10           3,411,698.03                   0.93
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           1,943        $366,391,631.78                 100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

(2)   Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------